EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

      This SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of March 21, 2005 (the "EXECUTION DATE"), is by and between MediaBay, Inc., a Florida corporation (the "COMPANY"), and each of the entities whose names appear on the signature pages hereof. Such entities are each referred to herein as an "INVESTOR" and, collectively, as the "INVESTORS".

      A. The Company wishes to sell to each Investor, and each Investor wishes to purchase, on the terms and subject to the conditions set forth in this Agreement, (i) shares (the "PREFERRED SHARES") of the Company's Series D Convertible Preferred Stock (the "PREFERRED STOCK") having the rights and privileges set forth in the form of Articles of Amendment attached hereto as Exhibit A (the "ARTICLES OF AMENDMENT"), (ii) a warrant in the form attached hereto as Exhibit B (each, an "OFFERING WARRANT" and, collectively, the "OFFERING WARRANTS") and (iii) an additional warrant in the form attached hereto as Exhibit C (a "PREFERRED WARRANT"), exercisable by such Investor until (and including) the ninetieth (90th) day following the Effective Date (as defined below), for the purchase of additional Preferred Shares and an additional warrant, identical in form to the Offering Warrants (each, an "ADDITIONAL WARRANT" and, collectively, the "ADDITIONAL WARRANTS", with such Additional Warrants and Offering Warrants being collectively referred to herein as the "INVESTOR WARRANTS"), with the number of such additional Preferred Shares such Investor shall have the right to purchase being equal to twenty-five percent (25%) of the number of Preferred Shares purchased at the Closing (as defined below) by such Investor hereunder, for an aggregate exercise price equal to the aggregate Stated Value of the Preferred Shares purchased upon such exercise.

      B. The Preferred Stock will be convertible into shares (the "CONVERSION SHARES") of the Company's Common Stock (as defined below) at a conversion price of $0.55 (subject to adjustment as provided in the Articles of Amendment). The Offering Warrants issued to an Investor will entitle such Investor to purchase a number of shares of Common Stock (the "OFFERING WARRANT SHARES") equal to fifty percent (50%) of the initial number of Conversion Shares into which the Preferred Shares purchased by such Investor at the Closing (as defined below) are convertible (without regard to any limitation on such conversion contained herein or in the Articles of Amendment), and the Additional Warrants issued to an Investor upon exercise of a Preferred Warrant shall initially entitle such Investor to purchase a number of shares of Common Stock (the "ADDITIONAL WARRANT SHARES" and, together with the Offering Warrant Shares, the "INVESTOR WARRANT SHARES") equal to fifty percent (50%) of the initial number of Conversion Shares into which the Preferred Shares purchased by such Investor upon the exercise of such Preferred Warrant are convertible (without regard to any limitation on such conversion contained herein or in the Articles of Amendment).

      C. The Company has agreed to issue at the Closing to Satellite Strategic Finance Associates, LLC ("Satellite"), in consideration for Satellite's consulting services, an additional warrant in the form attached hereto as Exhibit D (the "SATELLITE CONSULTING WARRANT"), which shall entitle Satellite to purchase up to 250,000 shares of Common Stock (the "SATELLITE WARRANT SHARES" and, together with the Investor Warrant Shares, the "WARRANT SHARES") and shall otherwise be on substantially the same terms as the Investor Warrants. The Investor Warrants and the Satellite Consulting Warrant are collectively referred to herein as the "WARRANTS". The Warrants will have an exercise price per share equal to $0.56 (subject to adjustment as provided therein), will be exercisable commencing six (6) months following the Closing Date (as defined below) and will expire on the date that is sixty-six (66) months following the Closing Date.

      D. The Preferred Shares (including without limitation any Preferred Shares purchased pursuant to the Preferred Warrants), the Conversion Shares, the Warrants and the Warrant Shares are collectively referred to herein as the "SECURITIES".

      E. The Company has agreed to effect the registration of the Conversion Shares and the Warrant Shares, other than in certain respects the Conversion Shares and the Warrant Shares issued or issuable to Goldman (the "GOLDMAN SECURITIES") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), pursuant to a Registration Rights Agreement in the form attached hereto as Exhibit E-1 (the "REGISTRATION RIGHTS AGREEMENT").

      F. The Company has agreed to effect the registration of the Goldman Securities under the Securities Act pursuant to a Registration Rights Agreement in the form attached hereto as Exhibit E-2 (the "GOLDMAN REGISTRATION RIGHTS AGREEMENT").

      G. The sale of the Preferred Shares, the Investor Warrants and the Preferred Warrants by the Company to the Investors, and the issuance of the Satellite Consulting Warrant by the Company to Satellite, will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the Commission (as defined below) under the Securities Act.

      In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor hereby agree as follows:

1. PURCHASE AND SALE OF PREFERRED SHARES AND WARRANTS.

      1.1 Closing of Purchase and Sale; Purchase Price. Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell, and each Investor agrees to purchase, on the Closing, the following securities (all of such purchases and sales, collectively, being referred to herein as the "FINANCING"): (i) the number of Preferred Shares set forth below such Investor's name on the signature pages hereof; (ii) an Offering Warrant to purchase the number of Warrant Shares indicated on the signature page hereof; and (iii) a Preferred Warrant to purchase (a) a number of Preferred Shares equal to 25% of the Preferred Shares referred to in clause (i) above and
(b) an Additional Warrant to purchase a number of Warrant Shares equal to 25% of the Warrant Shares referred to in (ii) above. The purchase price for the Preferred Shares, Offering Warrant and Preferred Warrant being purchased by each Investor on the Closing (the "PURCHASE PRICE") shall be equal to the aggregate Stated Value of the Preferred Shares being so purchased by such Investor. The closing of the Financing (the "CLOSING") will be deemed to occur at the offices of Duval & Stachenfeld, LLP, 300 East 42nd Street, New York, New York 10017, when (A) this Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and, to the extent applicable, by each Investor, (B) each of the conditions to the Closing described in Section 5 hereof has been satisfied or waived by the Company or each Investor, as

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

appropriate, (C) pursuant to the terms of the Private Offering Escrow Agreement in the form attached hereto as Exhibit F (the "INVESTOR ESCROW AGREEMENT"), each Investor shall have, on or before the Closing Date, delivered the Purchase Price payable by it to the Escrow Agent (as defined in the Investor Escrow Agreement) by wire transfer of immediately available funds, (D) the Escrow Agent shall have delivered to the Company by wire transfer of immediately available funds the amounts held in escrow pursuant to the Investor Escrow Agreement (less such amounts as are, pursuant to the Investor Escrow Agreement, to be paid to other Persons), and (E) the Company shall have delivered duly executed certificates representing the Preferred Shares, Offering Warrant and Preferred Warrant being purchased by such Investor. The date on which the Closing occurs is referred to herein as the "CLOSING DATE". Concurrently with the Closing, the Company will enter into, and consummate the transactions contemplated by, that certain letter agreement, dated as of the date hereof, between the Company and each of Forest Hill Select Offshore, Ltd., Forest Hill Select Fund, L.P. and Lone Oak Partners, L.P., in substantially the form attached hereto as Exhibit G.

      1.2 Certain Definitions. When used herein, the following terms shall have the respective meanings indicated:

            "ADDITIONAL WARRANT" and "ADDITIONAL WARRANTS" have the respective meanings specified in the preamble to this Agreement.

            "AGREEMENT" has the meaning specified in the preamble to this Agreement.

            "AFFILIATE" means, as to any Person (the "subject Person"), any other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the subject Person, or (c) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, "CONTROL" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person's board of directors or other management committee or group, by contract or otherwise.

            "ARTICLES OF AMENDMENT" has the meaning specified in the preamble to this Agreement.

            "AVAILABLE  UNDERSUBSCRIPTION  AMOUNT" has the meaning  specified in
Section 4.7(b) hereof.

            "BASIC AMOUNT" has the meaning specified in Section 4.7(a) hereof.

            "BOARD OF DIRECTORS" or "BOARD" means the Company's board of directors, as constituted from time to time.


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


            "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange is closed or on which commercial banks located in New York City are required or authorized by law to close.

            "CAP AMOUNT" means 19.99% of the number of shares of Common Stock outstanding on the

            Closing  Date,   immediately   prior  to  the  Closing  (subject  to
adjustment upon a stock split, stock dividend or similar event).

            "CLOSING" and "CLOSING DATE" have the respective meanings specified in Section 1.1 hereof.

            "CLOSING BID PRICE" shall mean, for the Common Stock as of any date, the closing bid price on such date for the Common Stock on the Principal Market as reported by Bloomberg Financial Markets ("BLOOMBERG"), or if the Principal Market begins to operate on an extended hours basis, and does not designate the closing bid price, then the last bid price at 4:00 p.m. (eastern time), as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of the Common Stock in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, then the Company shall submit such calculation to an independent investment banking firm of national reputation reasonably acceptable to Investors holding a majority of the Preferred Shares, and shall cause such investment banking firm to perform such determination and notify the Company and the Investors of the results of determination no later than two (2) Business Days from the time such calculation was submitted to it by the Company. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

            "COMMISSION"   means  the  United  States  Securities  and  Exchange
Commission.

            "COMMON STOCK" means the common stock, no par value, of the Company.

            "COMPANY" has the meaning specified in the preamble to this Agreement.

            "COMPANY SUBSIDIARIES" means each of ABC Investment Corp., Inc., Audio Book Club, Inc., MediaBay.com, Inc., Radio Spirits, Inc., and Video Yesteryear, Inc.

            "CONTROLLING  STOCKHOLDER"  has the  meaning  specified  in  Section
5.1.13 hereof.

            "CONVERSION PRICE" has the meaning specified in the Articles of Amendment.


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

            "CONVERSION SHARES" has the meaning specified in the preamble to this Agreement.

            "DEBT" as to any Person at any time, means: (a) all indebtedness, liabilities and obligations of such Person for borrowed money; (b) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are (i) not past due by more than 90 days or (ii) being disputed in good faith by the Company; (c) all capital lease obligations of such Person; (d) all indebtedness, liabilities and obligations of others guaranteed by such Person; (e) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non recourse to such Person; (f) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; and (g) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of capital stock of such Person.

            "DISCLOSURE DOCUMENTS" means all SEC Documents filed by the Company at least three (3)

            Business Days prior to the Execution Date via the Commission's Electronic Data Gathering, Analysis and Retrieval system (EDGAR) in accordance with the requirements of Regulation S-T under the Exchange Act.

            "DTC" has the meaning specified in Section 4.11 hereof.

            "EFFECTIVE DATE" means the later of (i) the "Effective Date as defined in the Registration Rights Agreement and (ii) the date that Stockholder Approval has been obtained.

            "EMBARGOED PERSON" has the meaning specified in Section 3.27 hereof.

            "ENVIRONMENTAL LAW" means any federal, state, provincial, local or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of hazardous materials.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended (or any successor act).

            "EXECUTION DATE" has the meaning specified in the preamble to this Agreement.

            "EXCLUDED SECURITY" means (i) securities purchased under this Agreement; (ii) securities issued upon conversion of the Preferred Shares or exercise of the Warrants; (iii) shares of Common Stock issuable or issued to (x) employees, consultants, officers or directors from time to time either directly or upon the exercise of options, in such case granted or to be granted by the Board of Directors or a committee thereof, pursuant to one or more stock option plans, stock incentive plans or restricted stock plans or stock purchase plans in effect as of the Closing Date or approved by the Board of Directors including a majority of the Company's independent directors (as such term is defined under Rule 4200(a)(15) of the Nasdaq Market Rules), or (y) consultants or vendors from time to time upon the exercise of options or warrants to purchase Common Stock that are outstanding on the date hereof or issued hereafter, provided any such future issuances are approved by the Board of Directors; (iv) any borrowings, direct or indirect, from financial institutions by the Company that are approved by the Board of Directors, including any type of loan or payment evidenced by any type of Debt instrument, provided the value of the equity portion of any such borrowings, including warrants, options or other rights to purchase capital stock and other interests convertible into capital stock of the Company, does not exceed ten percent (10%) of such borrowing; (v) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Company; (vi) shares of Common Stock issued in connection with the acquisition by the Company of any corporation or other entity or of substantially all of the assets of any corporation or other entity or division or business unit thereof occurring after the Effective Date; (vii) shares of Common Stock issued upon the exercise or conversion of any securities of the Company outstanding on the Execution Date; (viii) shares of Common Stock issued to a Person in connection with a joint venture, strategic alliance or other commercial relationship with such Person relating to the operation of the Company's business the primary purpose of which is not to raise equity capital; and (ix) securities issued pursuant to a bona fide firm commitment underwritten public offering with a nationally recognized underwriter.

            "EXERCISE PRICE" has the meaning set forth in the Warrants.

            "FAST" has the meaning specified in Section 4.11 hereof.

            "FINANCING" has the meaning specified in the preamble to this Agreement.

            "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in (i) opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements of the Financial Accounting Standards Board and (iii) interpretations of the Commission and the Staff of the Commission. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

            "GOLDMAN" means Goldman, Sachs & Co.

            "GOLDMAN REGISTRATION RIGHTS AGREEMENT" has the meaning specified in the preamble to this Agreement.

            "GOLDMAN SECURITIES" has the meaning specified in the preamble to this Agreement.

            "GOVERNMENTAL AUTHORITY" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

            "GOVERNMENTAL REQUIREMENT" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

            "HERRICK PARTY" and "HERRICK PARTIES" have the respective meanings specified in Section 4.9 hereof.

            "INVESTMENT COMPANY ACT" has the meaning specified in Section 3.24 hereof.

            "INVESTOR" and "INVESTORS" have the respective meanings specified in the preamble to this Agreement.

            "INVESTOR ESCROW AGREEMENT" has the meaning specified in Section 1.1 hereof.

            "INVESTOR PARTY" has the meaning specified in Section 4.16 hereof.

            "INVESTOR WARRANT" and "INVESTOR WARRANTS" have the respective meanings specified in the preamble to this Agreement.

            "INVESTOR WARRANT SHARES" has the meaning specified in the preamble to this Agreement.

            "INTELLECTUAL PROPERTY" means any U.S. or foreign patents, patent rights, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

            "KEY EMPLOYEES" means each of Jeffrey Dittus and Joseph Rosetti.

            "LIEN" means, with respect to any Property, any mortgage or mortgages, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

            "MAJORITY  STOCKHOLDER CONSENT" has the meaning specified in Section
5.1.6 hereof.

            "MARKET PRICE" means, as of a particular date, the lesser of (i) the average of each daily VWAP for the ten (10) consecutive Trading Days occurring immediately prior to (but not including) such date, and (ii) the Closing Bid Price on the Trading Day immediately preceding such date.

            "MATERIAL ADVERSE EFFECT" means an effect that is material and adverse to (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its Subsidiaries taken as a whole or (ii) the transactions contemplated by the Articles of Amendment, this Agreement or the other Transaction Documents or the ability of the Company to perform its obligations with respect thereto.

            "MATERIAL CONTRACTS" means, as to the Company, any agreement required pursuant to Item 601 of Regulation S-B or Item 601 of Regulation S-K, as applicable, under the Securities Act to be filed as an exhibit to any report, schedule, registration statement or definitive proxy statement filed or required to be filed by the Company with the Commission under the Exchange Act or any rule or regulation promulgated thereunder, and any and all amendments, modifications, supplements, renewals or restatements thereof.

            "NASD" means the National Association of Securities Dealers, Inc.

            "NOTICE OF ACCEPTANCE" has the meaning specified in Section 4.7(b) hereof.

            "OFFER", "OFFER PERIOD" and "OFFERED SECURITIES" have the respective meanings specified in Section 4.7(a) hereof.

            "OFFERING WARRANTS" has the meaning specified in the preamble to this Agreement.

            "OFFERING WARRANT SHARES" has the meaning specified in the preamble to this Agreement.

            "OUTSTANDING REGISTRABLE SECURITIES" means, at any time, all Registrable Securities that at such time are either issued and outstanding or issuable upon conversion of the Preferred Stock or exercise of the Warrants (without regard to any limitation on such conversion or exercise).

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

            "PARI PASSU SECURITIES" means any securities ranking by their terms pari passu with the Preferred Stock in respect of payment of dividends, redemption or distribution upon liquidation.

            "PENSION PLAN" means an employee benefit plan (as defined in ERISA) maintained by the Company for employees of the Company or any of its Affiliates.

            "PERMITTED DEBT" means the following:

                  (a) Debt that is outstanding on the Execution Date and disclosed in the Disclosure Documents or on Schedule 3.5 hereto,

                  (b) Debt consisting of a working capital credit facility provided by a bank or other financial institution that is secured only by the Company's accounts receivable and/or inventory; and

                  (c) Debt consisting of capitalized lease obligations and purchase money indebtedness incurred in connection with acquisition of capital assets and obligations under sale-leaseback or similar arrangements provided in each case that such obligations are not secured by Liens on any assets of the Company or its Subsidiaries other than the assets so leased.

            "PERMITTED LIENS" means the following:

            (a) encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real property or imperfections to title that do not (individually or in the aggregate) materially impair the ability of the Company or any of its Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

            (b) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves (as determined in accordance with GAAP) have been established; and

            (c) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, for which adequate reserves (as determined in accordance with GAAP) have been established; and

            (d)  Liens  securing  any of the  Permitted  Debt  as  disclosed  on
Schedule 3.5 hereto.

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

            "PERSON" means any individual, corporation, trust, association, company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

            "PREFERRED   SHARES"  and  "PREFERRED  STOCK"  have  the  respective
meanings specified in the preamble to this Agreement.

            "PREFERRED STOCK TERMINATION DATE" means the first date on which there are no Preferred Shares outstanding.

            "PREFERRED WARRANT" has the meaning specified in the preamble to this Agreement.

            "PRINCIPAL MARKET" means the principal exchange or market on which the Common Stock is listed or traded.

            "PROPERTY" means property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

            "PRO RATA SHARE" means, with respect to an Investor, the ratio determined by dividing (i) the number of Preferred Shares purchased by such Investor on the Closing Date and upon exercise of a Preferred Warrant by (ii) the aggregate number of Preferred Shares purchased by all of the Investors on the Closing Date and upon exercise of the Preferred Warrants.

            "PURCHASE PRICE" has the meaning specified in Section 1.1 hereof.

            "REGISTRABLE   SECURITIES"   has  the   meaning  set  forth  in  the
Registration Rights Agreement.

            "REGISTRATION RIGHTS AGREEMENT" has the meaning specified in the preamble to this Agreement.

            "REGISTRATION   STATEMENT"   has  the   meaning  set  forth  in  the
Registration Rights Agreement.

            "REGULATION D" has the meaning specified in the preamble to this Agreement.

            "RESERVED AMOUNT" has the meaning specified in Section 4.3 hereof.

            "RULE 144" means Rule 144 under the Securities Act, or any successor provision.

            "SATELLITE" has the meaning specified in the preamble to this Agreement.

            "SATELLITE CONSULTING WARRANT" and "SATELLITE WARRANT SHARES" have the respective meanings specified in the preamble to this Agreement.

            "SEC DOCUMENTS" has the meaning specified in Section 3.4 hereof.

            "SECURITIES" has the meaning specified in the preamble to this Agreement.

            "SECURITIES ACT" has the meaning specified in the preamble to this Agreement.

            "SENIOR SECURITIES" means (i) any Debt issued or assumed by the Company and (ii) any securities of the Company which by their terms have a preference over the Preferred Stock in respect of payment of dividends, redemption or distribution upon liquidation.

            "STATED  VALUE"  means  $1,000  per  Preferred  Share,   subject  to
adjustment as provided in the Articles of Amendment.

            "STOCKHOLDER APPROVAL" means the requisite affirmative vote by the Company's stockholders at a meeting of stockholders or by the written consent of stockholders in lieu of such meeting approving (i) the issuance of Common Stock in excess of the Cap Amount in connection with the transactions contemplated by this Agreement, the Articles of Amendment and the other Transaction Documents,
(ii) an increase in the number of shares of the Company's authorized Common Stock from 150,000,000 to 300,000,000, and (iii) solely for purposes of applicable Nasdaq regulations and listing requirements, a change of control of the Company; provided, however that if Stockholder Approval is obtained by means of written consent in lieu of a meeting, such Stockholder Approval shall not be deemed to have been obtained until such written consent has become effective and the actions consented to may be taken in accordance with the Exchange Act and Regulation 14C promulgated thereunder.

            "SUBSEQUENT PLACEMENT" means the issuance, sale, exchange, or agreement or obligation to issue, sell or exchange or reserve, or agreement to or set aside for issuance, sale or exchange, (1) any shares of Common Stock, (2) any other equity security of the Company, including without limitation shares of preferred stock, (3) any other security of the Company which by its terms is convertible into or exchangeable or exercisable for any equity security of the Company, or (4) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such security described in the foregoing clauses (1) through (3); provided, however, that the issuance or sale, or agreement to issue or sell, an Excluded Security shall not constitute a Subsequent Placement.

            "SUBSIDIARY" means, with respect to the Company, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company or one or more of its Subsidiaries or by the Company and one or more of its Subsidiaries.

            "TERMINATION DATE" means the first date on which there are no Preferred Shares or Warrants outstanding.

            "TRADING DAY" means any day on which the Common Stock is purchased and sold on the Principal Market.

            "TRANSACTION DOCUMENTS" means (i) this Agreement, (ii) the Warrants,
(iii) the Registration Rights Agreement, (iv) the Goldman Registration Rights Agreement, (v) the Preferred Warrants and (vi) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Closing.

            "TRANSFER AGENT" has the meaning specified in Section 4.11 hereof.

            "UNDERSUBSCRIPTION AMOUNT" has the meaning specified in Section 4.7(a) hereof.

            "VOTING  AGREEMENT"  has the  meaning  specified  in Section  5.1.13 hereof.

            "VWAP" on a Trading Day means the volume weighted average price of the Common Stock for such Trading Day on the Principal Market as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Investors and reasonably satisfactory to the Company. If the VWAP cannot be calculated for the Common Stock on such Trading Day on any of the foregoing bases, then the Company shall submit such calculation to an independent investment banking firm of national reputation reasonably acceptable to the Investors, and shall cause such investment banking firm to perform such determination and notify the Company and the Investors of the results of determination no later than two (2) Business Days from the time such calculation was submitted to it by the Company. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

            "WARRANT SHARES" has the meaning specified in the preamble to this Agreement.

            "WARRANTS" has the meaning specified in the preamble to this Agreement.

      1.3 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2. REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR.

      Each Investor (with respect to itself only) hereby represents and warrants to the Company and agrees with the Company that:

      2.1 Authorization; Enforceability. Such Investor is duly and validly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with the requisite corporate power and authority to purchase the Preferred Shares, the Warrant and the Preferred Warrant being purchased by it hereunder and to execute and deliver this Agreement and the other Transaction Documents to which it is a party. This Agreement constitutes, and upon execution and delivery thereof, each other Transaction Document to which such Investor is a party will constitute, such Investor's valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

      2.2 Accredited Investor. Such Investor is an "accredited investor" as that term is defined in Rule 501 of Regulation D and is acquiring the Preferred Shares, Warrant and Preferred Warrant being purchased by it hereunder solely for its own account, and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are registered under, or are exempt from the registration requirements of, the Securities Act; provided, however, that, in making such representation, such Investor does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement, the Articles of Amendment and the other Transaction Documents and with Federal and state securities laws applicable to such sale, transfer or disposition.

      2.3 Information. Such Investor has had access to all of the Disclosure Documents. To the extent requested by such Investor, the Company has, prior to the Execution Date, provided such Investor with information regarding the business, operations and financial condition of the Company, and has, prior to the Execution Date, granted to such Investor the opportunity to ask questions of and receive satisfactory answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Preferred Shares, Warrants and Preferred Warrants hereunder, and based thereon such
Investor believes it can make an informed decision with respect to its investment in the Securities. Neither such information nor any other investigation conducted by such Investor or its representatives shall modify, amend or otherwise affect such Investor's right to rely on the Company's representations and warranties contained in this Agreement, including without limitation those set forth in Section 3.30 hereof.

      2.4 Limitations on Disposition. Such Investor acknowledges that, except as provided in the Registration Rights Agreement and the Goldman Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

      2.5 Legend. Such Investor understands that the certificates representing the Securities may bear at issuance a restrictive legend in substantially the following form:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale. Notwithstanding the foregoing but subject to compliance with the requirements of the Securities Act and applicable state securities laws, these securities and the securities issuable upon exercise hereof may be pledged or hypothecated in connection with a bona fide margin account or other loan secured by such securities."

                  Notwithstanding  the foregoing,  it is agreed that, as long as
(A) the resale or transfer (including without limitation a pledge) of any of the Securities is registered pursuant to an effective registration statement, (B) such Securities have been sold pursuant to Rule 144, subject to receipt by the Company of customary documentation in connection therewith, or (C) such Securities are eligible for resale under Rule 144(k) or any successor provision and the holder thereof represents in writing that it is not an affiliate of the Company and is eligible to use such rule for public resales of such Securities, the certificates representing such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder upon request.

      2.6 Reliance on Exemptions. Such Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Investor set forth in this Section 2 in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

      2.7 Non-Affiliate Status. Such Investor is not an Affiliate of the Company or, to its knowledge, any other Investor and is not acting in association or concert with any other Person with regard to its purchase of Preferred Shares, Warrants and Preferred Warrant or otherwise in respect of the Company. Such Investor's investment in the Securities is not for the purpose of acquiring, directly or indirectly, control of, and it has no intent to acquire or exercise control of, the Company or to influence the decisions or policies of the Board of Directors.

      2.8 Restricted Securities.

      (a) Such Investor understands and agrees that the Securities are "restricted securities" within the meaning of Rule 144 that can and will only be resold by such Investor pursuant to (i) an effective registration statement under the Securities Act where the prospectus delivery requirements are complied with or (ii) under an applicable exemption from registration under the Act, and in compliance with applicable state securities or "blue sky" laws.

      (b) Such Investor understands that any sales by such Investor of any of the Securities that are not made in compliance with paragraph (a) of this
Section 2.8 could subject the Company and such Investor to possible civil and criminal liability under applicably federal securities laws and applicable state securities or "blue sky" laws.

      (c) Such Investor (i) agrees that it will only sell the Securities in a transaction that complies in all material respects with applicable federal and state securities laws, (ii) agrees that it will not sell or otherwise dispose of or transfer the Securities or any interest therein in a transaction that is part of a plan or scheme to evade the registration requirements of the Securities Act and (iii) acknowledges and agrees that notwithstanding the removal from the certificates representing the Securities of the legend set forth in Section 2.5 hereof upon effectiveness of a registration statement covering the Securities, the Securities will remain "restricted securities" until such Securities have been sold pursuant to (x) an effective registration statement or (y) Rule 144, and such Investor will remain responsible for compliance with applicable federal and state securities laws in connection with any resale by the Investor of the Securities.

      (d) Such Investor understands that the Company is relying on the representations of such Investor set forth in this Section 2.8 in order to determine compliance with applicable securities laws in connection with the sale of the Securities to such Investor, and such Investor hereby agrees to indemnify and hold harmless the Company and its officers, directors and agents from and against, any liability it may incur (including reasonable attorneys' fees) as a result of any breach by such Investor of the representations of such Investor set forth in this Section 2.8.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor and agrees with such Investor as follows and acknowledges that such Investor is relying on the representations, acknowledgments and agreements made by the Company in this Article 3 and elsewhere in this Agreement in making investing, trading and other decisions concerning the Company's securities:

      3.1 Organization, Good Standing and Qualification. Each of the Company and each of its Subsidiaries (including without limitation the Company Subsidiaries) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to carry on its business as now conducted. Each of the Company and each of its Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which it conducts business except where the failure so to qualify has not had or would not reasonably be expected to have a Material Adverse Effect. The Company Subsidiaries are the only Subsidiaries of the Company that own or lease material assets or that conduct material business or operations, or that have done so at any time during the twelve (12) months immediately preceding the Execution Date.

      3.2 Authorization; Consents. The Company has the requisite corporate power and authority to adopt and file the Articles of Amendment and perform its obligations thereunder and to enter into and perform its obligations under this Agreement and the other Transaction Documents. The Company has the requisite corporate power and authority to issue and sell the Preferred Shares, Warrant and Preferred Warrant to such Investor in accordance with the terms hereof and thereof, to issue the Conversion Shares upon conversion of the Preferred Shares and to issue and the Warrant Shares upon exercise of the Warrants. Except for Stockholder Approval, all corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Articles of Amendment, this Agreement and the other Transaction Documents has been taken, and no further consent or authorization of the Company, its Board of Directors, stockholders, any Governmental Authority or organization (other than (i) such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement and the Goldman Registration Rights Agreement, (ii) the filing of a Form D with the Commission and any applicable state securities departments as provided in
Section  4.1 hereof and (iii) the filing  with  Nasdaq of a  Notification  Form:
Listing of Additional Shares with respect to the Securities), or any other person or entity is required (pursuant to any rule of the NASD, the Nasdaq National Market or otherwise). The Board of Directors has determined, at a duly convened meeting or pursuant to a unanimous written consent, that the issuance and sale of the Securities, and the consummation of the transactions contemplated by the Articles of Amendment, this Agreement and the other Transaction Documents (including without limitation the issuance of the Conversion Shares in accordance with the terms of the Preferred Shares and the Warrant Shares in accordance with the terms of the Warrants), are in the best interests of the Company. Except for the division of the Board of Directors into three classes with staggered terms, the Company does not have any shareholder rights plan, "poison pill" or other anti-takeover plans or similar anti-takeover arrangements or provisions under its Articles of Incorporation or bylaws. The Majority Stockholder Consent (i) has been duly executed and delivered to the Company by holders of securities of the Company representing a majority of the voting power of the Company's outstanding securities, (ii) constitutes the valid and binding action of the stockholders of the Company, subject only to the compliance by the Company with the provisions of Regulation 14C under the Exchange Act, and (iii) has not been amended or superseded.

      3.3 Due Execution; Enforceability. This Agreement has been and, at or prior to the Closing, each other Transaction Document will be, duly executed and delivered by the Company. Each Transaction Document constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

      3.4 SEC Documents; Agreements; Financial Statements; Other Information. The Company is subject to the reporting requirements of the Exchange Act and has timely filed (subject to any permitted extensions for which the Company has timely filed) with the Commission all reports, schedules, registration statements and definitive proxy statements that the Company was required to file with the Commission on or after December 31, 2003 (collectively, the "SEC DOCUMENTS"). The Company is not aware of any event occurring or expected to occur on or prior to the Closing Date (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Current Report on Form 8-K after the Closing. Each SEC Document, as of the date of the filing thereof with the Commission, complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder and, as of the date of such filing (or if amended or superseded by a filing prior to the Execution Date, then on the date of such amending or superseding filing), such SEC Document (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as described on Schedule 3.4, all documents required to be filed as exhibits to the SEC Documents have been filed as required. Except as set forth in the Disclosure Documents, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under GAAP, are not required to be reflected in the financial statements included in the SEC Documents and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its Subsidiaries taken as a whole. The financial statements included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. The financial statements included in the SEC Documents have been prepared in accordance with GAAP consistently applied at the times and during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

      3.5 Capitalization; Debt Schedule. The capitalization of the Company as of the date hereof, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans and agreements, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Shares, Warrants and Preferred Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants and the Preferred Warrants is set forth on
Schedule 3.5 hereto. All outstanding shares of capital stock of the Company have been validly issued, fully paid and nonassessable, and all shares of capital stock issued by any Subsidiary have been validly issued, fully paid and nonassessable, free and clear of all Liens other than Permitted Liens. All outstanding shares of capital stock of the Company were issued, sold and delivered in full compliance with all applicable Federal and state securities laws. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of security holders of the Company or any Liens created by or through the Company. Except as set forth on Schedule 3.5, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries (whether pursuant to anti-dilution, "reset" or other similar provisions). Except as disclosed on Schedule 3.5 hereto, the Company or a Subsidiary or the Company owns all of the capital stock of each Subsidiary of the Company. Except as described on Schedule 3.5 hereto, neither the Company nor any of its Subsidiaries has any material Debt outstanding as of the date hereof.

      3.6 Due Authorization; Valid Issuance. The Preferred Shares are duly authorized and, when issued, sold and delivered in accordance with the terms of the Articles of Amendment and the terms hereof or the terms of the Preferred Warrant, as the case may be, (i) will be duly and validly issued, free and clear of any Liens imposed by or through the Company, (ii) assuming the accuracy of each Investor's representations in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all rights, preferences and privileges described in the Articles of Amendment. The Warrants, the Conversion Shares and the Warrant Shares are duly authorized and, when issued, sold and delivered in accordance with the terms of this Agreement, the Preferred Warrant, the Articles of Amendment or the Warrants, as the case may be, will be duly and validly issued, fully paid and nonassessable, free and clear of any Liens imposed by or through the Company and, assuming the accuracy of each Investor's representations in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws.

      3.7 No Conflict. Neither the Company nor any of its Subsidiaries is in violation of any provisions of its Articles of Incorporation, Bylaws or any other governing document. Neither the Company nor any of its Subsidiaries is in violation of or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it or any of its Property is bound, or in violation of any provision of any Governmental Requirement applicable to the Company or any of its Subsidiaries, except for any violation or default that has not had or would not reasonably be expected to have a Material Adverse Effect. The (i) execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) filing of and performance of its obligations under the Articles of Amendment and (iii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Stock and the Warrants and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not result in any violation of any provisions of the Company's or any of its Subsidiary's Certificate or Articles of Incorporation, Bylaws or any other governing document or in a default under any provision of any instrument or contract to which it is a party or by which it or any of its Property is bound, or in violation of any provision of any Governmental Requirement applicable to the Company or any of its Subsidiaries or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any Lien upon any assets of the Company or of any of its Subsidiaries or the triggering of any preemptive or anti-dilution rights (including without limitation pursuant to any "reset" or similar provisions) or rights of first refusal or first offer, or any other rights that would allow or permit the holders of the Company's securities or other Persons to purchase shares of Common Stock or other securities of the Company (whether pursuant to a shareholder rights plan provision or otherwise).

      3.8 Financial Condition; Taxes; Litigation.

            3.8.1 The financial condition of the Company and each of its Subsidiaries is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its Subsidiaries taken as a whole. Except as otherwise described on Schedule 3.8.1, since September 30, 2004, there has occurred no (i) material adverse change to the Company's business, operations, properties, financial condition, or results of operations or (ii) change by the Company in its accounting principles, policies and methods except as required by changes in GAAP or applicable law.

            3.8.2 The Company and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed (subject to any extensions for which the Company or its Subsidiary (as the case my be) has timely filed) all tax returns required to be filed by it and such returns are complete and accurate in all material respects and (ii) have paid all taxes required to have been paid by it, except for taxes which it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has any liability with respect to accrued taxes in excess of the amounts that are described as accrued in the most recent financial statements included in the Disclosure Documents.

            3.8.3 Except as described on Schedule 3.8.3, neither the Company nor any of its Subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission, the NASD, any state securities commission or other Governmental Authority.

            3.8.4 Except as described on Schedule 3.8.4, there is no material claim, litigation or administrative proceeding pending or, to the Company's knowledge, threatened or contemplated, against the Company or any of its Subsidiaries, or, to the Company's knowledge, against any officer, director or employee of the Company or any such Subsidiary in connection with such person's employment therewith. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or Governmental Authority which has had or would reasonably be expected to have a Material Adverse Effect.

            3.9 Form S-3.  The Company is eligible to register  the  Registrable
Securities (other than Registrable Securities that are Goldman Securities) for resale by each Investor on a registration statement on Form S-3 under the Securities Act, provided the Commission does not take the position that such sale of the Registrable Securities by the Investors is a primary offering on behalf of the Company. To the Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that could reasonably be expected to prohibit or delay the preparation, filing or effectiveness of such registration statement.

            3.10 Acknowledgement of Dilution. The Company acknowledges that the issuance of the Conversion Shares upon conversion of the Preferred Shares and issuance of Warrant Shares upon exercise of the Warrants may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Conversion Shares in accordance with the terms of the Articles of Amendment and to issue Warrant Shares in accordance with the terms of the Warrants, is unconditional regardless of the effect of any such dilution.

            3.11 Intellectual Property. Except as set forth in Schedule 3.11:

                  (a) The Company and/or its Subsidiaries own, free and clear of claims or rights or any other Person, with full right to use, sell, license, sublicense, dispose of, and bring actions for infringement of, or has acquired licenses or other rights to use, all Intellectual Property necessary for the conduct of its business as presently conducted (other than with respect to "off-the-shelf" software which is generally commercially available and open source software which may be subject to one or more "general public" licenses). All works that are used or incorporated into the Company's or its Subsidiaries' services, products or services or products actively under development and which are proprietary to the Company or its Subsidiaries were developed by or for the Company or its Subsidiaries by the current or former employees, consultants or independent contractors of the Company or its Subsidiaries or purchased by the Company or its Subsidiaries and are owned by the Company or its Subsidiaries, free and clear of claims and rights of any other Person.

                  (b) The business of the Company and its Subsidiaries as presently conducted and the production, marketing, licensing, use and servicing of any products or services of the Company and its Subsidiaries do not, to the Company's knowledge, infringe or conflict with any patent, trademark, copyright, or trade secret rights of any third parties or any other Intellectual Property of any third parties. Neither the Company nor any of its Subsidiaries has received written notice from any third party asserting that any Intellectual
Property owned or licensed by the Company or its Subsidiaries, or which the Company or its Subsidiaries otherwise has the right to use, is invalid or unenforceable by the Company or its Subsidiaries, as the case may be, and, to the Company's knowledge, there is no valid basis for any such claim (whether or not pending or threatened).

                  (c) No claim is pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries nor has the Company or any of its Subsidiaries received any written notice or other written claim from any Person asserting that any of the Company's or its Subsidiaries' present or contemplated activities infringe or may infringe in any material respect any Intellectual Property of such Person, and the Company is not aware of any infringement by any other Person of any material rights of the Company or any of its Subsidiaries under any Intellectual Property Rights.

                  (d) All licenses or other agreements under which the Company or any of its Subsidiaries is granted Intellectual Property (excluding licenses to use "off-the-shelf" software utilized in the Company's or its Subsidiaries' internal operations and which is generally commercially available) are listed in
Schedule 3.11. Except as set forth on Schedule 3.11, all such licenses or other agreements are in full force and effect and, to the Company's knowledge, there is no material default by any party thereto. The Company has no reason to believe that the licensors under such licenses and other agreements do not have and did not have all requisite power and authority to grant the rights to the Intellectual Property purported to be granted thereby.

                  (e) All licenses or other agreements under which the Company or any of its Subsidiaries has granted rights to Intellectual Property to others (including all end-user agreements) are in full force and effect, there has been no material default by the Company or its Subsidiaries thereunder and, to the Company's knowledge, there is no material default by any other party thereto.

                  (f) Each of the  Company and its  Subsidiaries  have taken all steps required in accordance with commercially reasonable business practice to establish and preserve its respective ownership in its owned Intellectual Property and to keep confidential all material technical information developed by or belonging to the Company or its Subsidiaries which has not been patented or copyrighted. Neither the Company nor any of its Subsidiaries is making unlawful use of any Intellectual Property of any other Person, including, without limitation, any former employer of any past or present employees of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries, nor, to the Company's knowledge, any of their respective employees or consultants, has any agreements or arrangements with former employers of such employees or consultants relating to any Intellectual Property of such employers, which materially interfere or conflict with the performance of such employee's or consultant's duties for the Company or its Subsidiaries or result in any former employers of such employees and consultants having any rights in, or claims on, the Company's or its Subsidiaries' Intellectual Property. To the Company's knowledge, the activities of the Company's and its Subsidiaries' employees and consultants (in connection with activities on behalf of the Company or any of its Subsidiaries) do not violate any agreements or arrangements which any such employees or consultants have with former employers or other third parties. Except as described in Schedule 3.11, each current or former employee, independent contractor or consultant of the Company and its Subsidiaries has executed agreements regarding confidentiality, proprietary information and assignment of inventions and copyrights to the Company or its Subsidiaries (as the case may be). Neither the Company nor any of its
Subsidiaries has received written notice that any employee, consultant or independent contractor (in connection with activities on behalf of the Company or any of its Subsidiaries) is in violation of any agreement or in breach of any agreement or arrangement with former or present employers relating to proprietary information or assignment of inventions. Each employee listed in
Schedule 3.11 has executed a non-competition agreement. Without limiting the foregoing: (i) the Company and each of its Subsidiaries have taken reasonable security measures to guard against unauthorized disclosure or use of any of its Intellectual Property; and (ii) the Company has no reason to believe that any Person (including, without limitation, any former employee or consultant of the Company or its Subsidiaries) has unauthorized possession of any of its Intellectual Property, or any part thereof, or that any Person has obtained unauthorized access to any of its Intellectual Property. The consummation of the transactions contemplated by the Articles of Amendment, this Agreement and the other Transaction Documents will not materially alter or impair, individually or in the aggregate, any of such rights of the Company or its Subsidiaries. Except as set forth on Schedule 3.11 hereto, the Company and its Subsidiaries each has complied in all material respects with its obligations pursuant to all agreements relating to Intellectual Property rights that are the subject of licenses granted by third parties, except for any non-compliance that has not had or would not reasonably be expected to have a Material Adverse Effect.

      3.12 Registration Rights; Rights of Participation.  Except as described on
Schedule 3.12 hereto, (A) the Company has not granted or agreed to grant to any person or entity any rights (including, without limitation, "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied in full prior to the date hereof and (B) no person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, anti-dilutive right or any similar right to participate in, or to receive securities or other assets of the Company solely as a result of the transactions contemplated by this Agreement or the other Transaction Documents.

      3.13 Solicitation; Other Issuances of Securities. Neither the Company nor any of its Subsidiaries or Affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities, or (ii) has, directly or indirectly, made any offers or sales of any security or the right to purchase any security, or solicited any offers to buy any security or any such right, under circumstances that would require registration of the Securities under the Securities Act or that would cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act.

      3.14 Fees. Except as described on Schedule 3.14, the Company is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless each Investor from and against any claim by any person or entity alleging that, as a result of any agreement or arrangement between such Person and the Company, such Investor is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

      3.15 Foreign Corrupt Practices. Neither the Company, any of its Subsidiaries nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary, has
(i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee (including without limitation any bribe, rebate, payoff, influence payment, kickback or other unlawful payment), or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended.

      3.16 Key Employees. Each of the Company's Key Employees is currently serving in the capacity described on Schedule 3.16. The Company has no knowledge of any fact or circumstance (including without limitation (i) the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved and (ii) any illness or medical condition that could reasonably be expected to result in the disability or incapacity of such person) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future, or of any intention on the part of any such person to limit or terminate his or her employment with the Company. Except as set forth on Schedule 3.16, no Key Employee has borrowed money pursuant to a currently outstanding loan that is secured by Common Stock or any right or option to receive Common Stock.

      3.17 Employee Matters. There is no strike, labor dispute or union organization activities pending or, to the knowledge of the Company, threatened between it and its employees (or between any of its Subsidiaries and such Subsidiary's employees). No employee of the Company belongs to any union or collective bargaining unit. The Company has complied in all material respects with all applicable federal and state equal opportunity and other laws related to employment.

      3.18 Environment. Neither the Company nor any of its Subsidiaries has any liability under any Environmental Law, nor, to the knowledge of the Company, do any factors exist that are reasonably likely to give rise to any such liability that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has violated any Environmental Law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

      3.19 ERISA. Except as described on Schedule 3.19, neither the Company nor any of its Subsidiaries maintains or contributes to, or has any obligation under, any Pension Plan. The Company and each of its Subsidiaries is in compliance in all material respects with the presently applicable provisions of ERISA and the United States Internal Revenue Code of 1986, as amended, except for matters that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

      3.20 Insurance. The Company maintains insurance for itself and its Subsidiaries in such amounts and covering such losses and risks as is reasonably sufficient and customary in the businesses in which the Company and its Subsidiaries are engaged. No notice of cancellation has been received for any of such policies and the Company is in compliance with all of the terms and conditions thereof. The Company has no reason to believe that it will not be able to renew any existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue doing business as currently conducted without a significant increase in cost. Without limiting the generality of the foregoing, the Company maintains Director's and Officer's insurance in an amount not less than $20 million for each covered occurrence and in the aggregate.

      3.21 Property. Schedule 3.21 sets forth all real property owned by the Company or any of its Subsidiaries. The Company and its Subsidiaries have good and marketable title to all personal Property and good and marketable title in fee simple to all real property owned by them which, individually or in the aggregate, is material to the business of the Company and its Subsidiaries, in each such case free and clear of all Liens except for Permitted Liens. Any Property held under lease by the Company or its Subsidiaries is held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such Property by the Company and its Subsidiaries.

      3.22 Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses other than where the failure to possess such certificates, authorizations or permits, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice or otherwise become aware of any proceedings, inquiries or investigations relating to the revocation or modification of any such certificate, authorization or permit.

      3.23 Exchange Act Registration; Listing. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market. Except as described on Schedule 3.23 hereto, (i) the Company currently meets the continuing eligibility requirements for listing on the Nasdaq National Market, and (ii) the Company has not received any notice from Nasdaq, the NASD or any other Person that it may not currently satisfy such requirements or that such continued listing of the Company's Common Stock on the Nasdaq National Market is in any way threatened. The Company has taken no action designed to, or which, to the knowledge of the Company, may have the effect of, terminating the registration of the Common Stock under the Exchange Act or the delisting of the Common Stock from the Nasdaq National Market.

      3.24 Investment Company Status. The Company is not, and immediately after receipt of payment for the Securities issued under this Agreement and the other Transaction Documents will not be, an "INVESTMENT company" or an entity "CONTROLLED" by an "INVESTMENT COMPANY" within the meaning of the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"), and the Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

      3.25 Transfer Taxes. No stock transfer or other taxes (other than income taxes) are required to be paid in connection with the issuance and sale of any of the Securities, other than such taxes for which the Company has established appropriate reserves and intends to pay in full on or before the Closing.

      3.26 Sarbanes-Oxley Act; Internal Controls and Procedures. The Company is in compliance in all material respects with all applicable requirements of the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof. The Company maintains internal accounting controls, policies and procedures, and such books and records as are reasonably designed to provide reasonable assurance that (i) all transactions to which the Company or any Subsidiary is a party or by which its properties are bound are effected by a duly authorized employee or agent of the Company, supervised by and acting within the scope of the authority granted by the Company's senior management; (ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; and (iii) all transactions to which the Company or any Subsidiary is a party, or by which its properties are bound, are recorded (and such records maintained) in accordance with all Government Requirements and as may be necessary or appropriate to ensure that the financial statements of the Company are prepared in accordance with GAAP.

      3.27 Embargoed Person. None of the funds or other assets of the Company or its Subsidiaries constitutes property of, or is beneficially owned, directly or indirectly, by, any person subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. ss. 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated under any such United States laws (each, an "EMBARGOED PERSON"), with the result that the investments evidenced by the Securities are or would be in violation of law. To the Company's knowledge, no Embargoed Person has any interest of any nature whatsoever in the Company or any of its Subsidiaries with the result that the investments evidenced by the Securities are or would be in violation of law.
None of the funds or other assets of the Company has been derived from any unlawful activity with the result that the investments evidenced by the Securities are or would be in violation of law.

      3.28 Transactions with Interested Person. Except as set forth in Schedule 3.28, no officer, director or employee of the Company or any of its Subsidiaries is or has taken any steps to become a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

      3.29 Customers; Suppliers. The relationships of the Company and its Subsidiaries with their respective customers and suppliers are maintained on commercially reasonable terms. Except as set forth in Schedule 3.29, since January 1, 2004, no supplier of the Company or its Subsidiaries has canceled, materially modified, or otherwise terminated its relationship with the Company or its Subsidiaries or decreased materially its supply of the services or products of the Company or its Subsidiaries, nor does any supplier have, to the Company's knowledge, any plan or intention to do any of the foregoing. The Company has no reason to believe that any of its or its Subsidiaries' suppliers will experience a manufacturing disruption, a failure to dedicate adequate resources to the production, assembly or testing of the Company's or its Subsidiaries' products, or financial instability, or that any such supplier will be unable to successfully transition its manufacturing capabilities to the future needs of the Company and its Subsidiaries.

      3.30 Full Disclosure.

            (a) No written statement, information, report, representation or warranty made by the Company in this Agreement or any other Transaction Document or furnished to such Investor by or on behalf of the Company or any of its Subsidiaries in connection with the Closing or such Investor's due diligence investigation of the Company (as such statement, information, report, representation or warranty may be amended or supplemented in writing prior to the Execution Date) contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which made, not misleading.

            (b) Following the issuance of the press release and Current Report on Form 8-K in accordance with Section 4.1(c) hereof, and, with respect to each Investor, except as otherwise provided in any written non-disclosure agreement relating to the delivery and/or possession of material non-public information heretofore entered into between the Company and such Investor (collectively, the "NON-DISCLOSURE AGREEMENTS"), to the Company's knowledge, such Investor will not possess any material non-public information concerning the Company (including, without limitation, any information provided to such Investor prior to the Execution Date, as referenced in Section 2.3). Without limiting the generality of the foregoing, the Company confirms that, other than the Transaction Documents and the terms and conditions of the transactions contemplated thereby and by the Articles of Amendment, and except as otherwise provided in the Non-Disclosure Agreements, neither the Company nor any Person acting on its behalf has provided any Investor with any material non-public information concerning the Company. Each of the Non-Disclosure Agreements shall survive the execution of this Agreement and the Closing hereunder and shall remain in full force and effect in accordance with the terms thereof, and the Company agrees to comply fully with its obligations under each of the Non-Disclosure Agreements.

            (c) In addition to (and not by way of limitation of) any obligation the Company may have under any of the Non-Disclosure Agreements, the Company shall, not later than the earlier to occur of (i) the Effective Date and (ii) ninety (90) days following the Closing Date (the earlier of such dates being the "DISCLOSURE DEADLINE"), take all actions necessary (including, without limitation, making public disclosure of information in compliance with Regulation FD under the Exchange Act) in order to ensure that, as of the Disclosure Deadline, no information provided by the Company, or any Person acting on its behalf, to any Investor on or before the Execution Date, constitutes (as of the Disclosure Deadline) material non-public information concerning the Company.

            (d) The Company acknowledges that such Investor is relying on the representations, acknowledgements and agreements made by the Company in this
Section 3.30 and elsewhere in this Agreement in making trading and other decisions concerning the Company's securities.

      3.31 No Other Agreements. The Company has not, directly or indirectly, entered into any agreement with or granted any right to any Investor relating to the terms or conditions of the transactions contemplated by the Articles of Amendment or the Transaction Documents except as expressly set forth therein.

      3.32 Anti-Takeover Provisions. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the laws of the state of its incorporation which is or could become applicable to any Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any and all Investors' ownership of the Securities.

      3.33 Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the Financing, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

4. COVENANTS OF THE COMPANY AND EACH INVESTOR.

For the avoidance of doubt, a covenant by the Company, in this Agreement or any of the other Transaction Documents, to use its best efforts (or some other level of efforts) to take a particular action is not breached so long as the Company has used its best efforts (or such level other level of efforts, as the case may be) to take such action, notwithstanding that the Company may be unsuccessful in taking the such action.

      4.1 The Company agrees with each Investor that the Company will:

                  (a) file a Form D with the Commission and any applicable state securities departments with respect to the Securities issued at the Closing as and when required under Regulation D and will provide a copy thereof to such Investor promptly after such filing;

                  (b) take such action as the Company reasonably determines upon the advice of counsel is necessary to qualify the Securities for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to such Investor at such Investor's request;

                  (c) (i) on or prior to 8:30 a.m. (eastern time) on the Business Day immediately following the Execution Date, issue a press release disclosing the material terms of this Agreement and the Financing and (ii) on or prior to 8:30 a.m. (eastern time) on the second Business Day following the Execution Date, file with the Commission a Current Report on Form 8-K disclosing the material terms of this Agreement and the transactions contemplated hereby, including as exhibits this Agreement, the Articles of Amendment and the other Transaction Documents; provided, however, that each Investor named therein (except solely as a result of the Investor being named on a signature page or Schedule to the Agreement or any other Transaction Document) shall have a reasonable opportunity to review and comment on any such press release or Current Report on Form 8-K prior to the issuance or filing thereof. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby;

                  (d) on the Closing Date, concurrently with the Closing, repay in full all indebtedness of the Company to Zohar CDO 2003-1, Limited under that certain Credit Agreement, dated as of April 28, 2004, between the Company and certain of its Subsidiaries, as borrowers, and Zohar CDO 2003-1, Limited, as lender, as amended.

                  (e) on or prior to 8:30 a.m. on the second Business Day following the Execution Date, file with the Commission pursuant to Regulation 14C under the Exchange Act a preliminary information statement with respect to Majority Stockholder Consent and shall thereafter take such action as is necessary to comply with the provisions of such Regulation 14C and applicable Florida law with respect to such Majority Stockholder Consent and to use its best efforts to obtain Stockholder Approval as soon as practicable following the Execution Date.

      4.2 The Company agrees that it will, during the period beginning on the Execution Date and ending on the Termination Date:

            (a) maintain its corporate existence in good standing;

            (b) maintain, keep and preserve all of its Properties necessary in the proper conduct of its businesses in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements and improvements thereto, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

            (c) pay or discharge before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, however, that the Company shall not be required to pay or discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP;

            (d) comply with all Governmental Requirements applicable to the operation of its business (except that the failure to comply with a Governmental Requirement where the failure to do so does not have, and would not reasonably be expected to have, individually or in the aggregate with other failures of the Company to comply with Governmental Requirements, a Material Adverse Effect, shall not be deemed a breach of this Section 4.2(d));

            (e) use its best efforts to comply with all agreements, documents and instruments binding on it or affecting its Properties or business, including, without limitation, all Material Contracts, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

            (f) provide each Investor with copies of all materials sent to its stockholders, in each such case at the same time as such materials are delivered to such stockholders;

            (g) timely file with the Commission all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination; provided, however, that the failure of the Company to timely file a report required to be filed pursuant to the Exchange Act shall not be deemed a breach of this Section 4.2(g) if (i) the Company has used its best efforts to timely file such report, (ii) such failure does not have and would not reasonably be expected to have, individually or in the aggregate with other such failures, a Material Adverse Effect, and (ii) the Company pays to each Investor, not later than five (5) Business Days following the filing of such report, cash in the amount of the product of (A) the aggregate Liquidation Preference of the Preferred Shares held by such Investor times (B) fifteen percent (15%) times (C) a fraction, the numerator of which is the number of days that the Company was delinquent in filing such report and the denominator of which is 365;

            (h) until the Effective Date, take commercially reasonable steps to restrict Key Employees from selling shares of Common Stock, other than in connection with any 10b-5(1) trading plans in effect as of the Execution Date and disclosed to each Investor in writing; and

            (i)  use  commercially   reasonable  efforts  to  maintain  adequate
insurance   coverage   (including  D&O  insurance)  for  the  Company  and  each
Subsidiary.

      4.3 Reservation of Common Stock. The Company shall, on the Closing Date, have authorized and reserved for issuance, and shall keep available at all times during which Preferred Shares or Warrants are outstanding, free from any preemptive rights, a number of shares of Common Stock (the "RESERVED AMOUNT") that, on the Closing Date, is not less than one hundred twenty five percent (125%) of the maximum number of shares of Common Stock issuable upon (A) conversion of all of the outstanding Preferred Shares and Preferred Shares issuable pursuant to the Preferred Warrants at the Conversion Price then in effect and (B) exercise in full of the outstanding Warrants, including Additional Warrants issuable pursuant to the Preferred Warrants at the Exercise Price then in effect, in each case without regard to any limitation on such conversion or exercise that may otherwise be set forth in the Articles of Amendment or the Warrants, and including any shares of Common Stock issued or issuable, from time to time, as a distribution on or in exchange for or otherwise with respect to any of the foregoing, whether as Dividends (as defined in the Articles of Amendment), default payments, on account of anti-dilution or other adjustments or otherwise; provided, however, that prior to the date that Stockholder Approval is obtained, the Reserved Amount shall be 75,000,000 shares. The Reserved Amount shall be allocated in accordance with each Investor's Pro Rata Share. In the event that an Investor shall sell or otherwise transfer any of such Investor's Preferred Shares or Warrants, each transferee shall be allocated a pro rata portion of such transferor's Reserved Amount. Any portion of the Reserved Amount allocated to any Investor or other Person which no longer holds any Preferred Shares or Warrants shall be reallocated to the remaining Investors pro rata based on the number of Outstanding Registrable Securities held by such Investors at such time. In the event that the Reserved Amount is insufficient at any time to cover one hundred five percent 105% of the Registrable Securities issuable upon the conversion of the Preferred Stock and the exercise of the Warrants (based on the Conversion Price and the Exercise Price then in effect, and without regard to any restriction on such conversion or exercise), the Company shall use its best efforts (including without limitation holding a meeting of its stockholders) to increase the Reserved Amount to cover one hundred twenty five percent (125%) of the maximum number of shares of Common Stock issuable upon (A) conversion of all of the outstanding
Preferred Shares and Preferred Shares issuable pursuant to the Preferred Warrants at the Conversion Price then in effect and (B) exercise in full of the outstanding Warrants and Additional Warrants issuable pursuant to the Preferred Warrants at the Exercise Price then in effect, in each case without regard to any limitation on such conversion or exercise that may otherwise be set forth in the Articles of Amendment or the Warrants, and including any shares of Common Stock issued or issuable, from time to time, as a distribution on or in exchange for or otherwise with respect to any of the foregoing, whether as Dividends, default payments, on account of anti-dilution or other adjustments or otherwise, such increase to be effective not later than the thirtieth (30th) day (or seventy-fifth (75th) day, in the event stockholder approval is required for such increase) following the Company's receipt of written notice of such deficiency. Each increase in the Reserved Amount shall be allocated pro rata among the Investors based on the amount of Registrable Securities into which all of the Preferred Shares and Warrants held by such Investor at the time of such increase are convertible or exercisable (without regard to any limitation on such conversion or exercise). While any Preferred Shares or Warrants are outstanding, the Company shall not reduce the Reserved Amount without obtaining the prior written consent of each Investor.

      4.4 Use of Proceeds. The Company shall use the proceeds from the sale of the Securities for the purposes specified on Schedule 4.4 hereto.

      4.5 Limitation on Debt and Liens. During the period beginning on the Execution Date and ending on the Preferred Stock Termination Date, the Company shall refrain, and shall ensure that each of its Subsidiaries refrains, (a) from incurring any Debt (including without limitation by issuing any Debt securities) or increasing the amount of any existing line of credit or other Debt facility beyond the amount outstanding on the date hereof, other than Permitted Debt, and
(b) from granting, establishing or maintaining any Lien on any of its assets, including without limitation any pledge of securities owned or held by it (including without limitation any securities issued by any such Subsidiary), other than (i) Permitted Liens (including the imposition of any Lien after the Closing Date, provided that, upon the imposition of any mechanic's, tax or similar statutory lien, the Company shall use commercially reasonable efforts to remove such lien as soon as practicable (including without limitation contesting such lien in good faith by appropriate proceedings)), (ii) any interest or title of a lessor under any capitalized lease obligation provided that such Liens do not extend to any property or assets which is not leased property subject to such capitalized lease obligation, (iii) purchase money Liens to finance property or assets of the Company or any Subsidiary of the Company acquired in the ordinary course of business; provided, however, that (A) the related purchase money Debt shall not exceed the cost of such property or assets (including the cost of design, development, improvement, production, acquisition, construction, installation and integration) and shall not be secured by any property or assets of the Company or any Subsidiary of the Company other than the property and assets so acquired or constructed (and any improvements) and (B) the Lien securing such purchase money Debt shall be created within ten (10) days of such acquisition, construction or improvement,
(iv) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods, and (v) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its subsidiaries, including rights of offset and set off.

      4.6 Issuance Limitation. During the period beginning on the Execution Date and ending on the Preferred Stock Termination Date, the Company shall not issue, sell or exchange, or agree or obligate itself to issue, sell or exchange or reserve, agree to or set aside for issuance, sale or exchange, (1) any Senior Securities or Pari Passu Securities, (2) any other security of the Company which by its terms is convertible into or exchangeable or exercisable for any Senior Security or Pari Passu Security, or (3) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such security described in the foregoing clauses (1) and (2); provided, however, that the foregoing shall not apply to the issuance of Permitted Debt.

      4.7 Right of Participation.

            (a) Offered Securities. From the Effective Date through the Termination Date, the Company will not, directly or indirectly, effect a Subsequent Placement, unless in each such case the Company shall have first offered to sell to the Investors at least forty percent (40%) of the securities being offered in such Subsequent Placement (the securities being offered in such Subsequent Placement being referred to herein as the "SUBSEQUENT SECURITIES", the securities being offered to the Investors pursuant to this Section 4.7 being referred to herein as the "OFFERED SECURITIES", and the securities not offered to the Investors (i.e. up to sixty percent (60%) of the Subsequent Securities) being referred to herein as the "REMAINING SECURITIES"). The Company shall offer to sell to each Investor (A) such Investor's Pro Rata Share of the Offered Securities (the "BASIC AMOUNT"), and (B) such additional portion of the Offered Securities as such Investor shall indicate it will purchase should the other Investors subscribe for less than their Basic Amounts (the "UNDERSUBSCRIPTION AMOUNT"), at a price and on such other terms as shall have been specified by the Company in writing delivered to such Investor (the "Offer"), which Offer by its terms shall remain open to the Investors and irrevocable (unless the Company determines not to proceed with, or to reduce the amount of securities to be issued in, the Subsequent Placement) for a period of not less than ten (10) Business Days from such Investor's receipt of the terms of the Offer in writing (the "OFFER PERIOD").

            (b) Notice of Acceptance. Each Investor that wishes to accept the Offer shall deliver written notice thereof (a "NOTICE OF ACCEPTANCE") to the Company prior to the expiration of the Offer Period, specifying the amount of such Investor's Basic Amount that the Investor elects to purchase and, if such Investor elects to purchase all of its Basic Amount, the Undersubscription Amount that Investor elects to purchase. If the aggregate of the Basic Amounts subscribed for by all Investors is less than the total Offered Securities, each Investor who has indicated in its Notice of Acceptance that it wishes to purchase Undersubscription Amounts shall be entitled to purchase all Undersubscription Amounts it has subscribed for; provided, however, that if the aggregate of the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the "AVAILABLE UNDERSUBSCRIPTION AMOUNT"), each Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Investor bears to the total Undersubscription Amounts subscribed for by all Investors, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

            (c) Permitted Sales of Refused Securities. In the event that Notices of Acceptance are not timely delivered by the Investors in respect of all the Offered Securities, the Company shall have sixty (60) days from the expiration of the Offer Period to close the sale of all or any part of the Remaining Securities and such Offered Securities as to which a Notice of Acceptance has not been given by an Investor (the "REFUSED SECURITIES") to the Person or Persons specified in the Offer, but only upon terms and conditions, including, without limitation, unit price and interest rates (if applicable), which are, in the aggregate, no more favorable to such other Person or Persons or less favorable to the Company than those set forth in the Offer.

            (d) Reduction in Amount of Offered Securities. In the event that the Company proposes to sell less than all the Subsequent Securities (any such sale to be in the manner and on the terms specified in paragraph (c) above), then each Investor may, at its option and in its sole and absolute discretion, reduce the number or other units of the Offered Securities specified in its Notice of Acceptance to an amount which shall be not less than the amount of the Offered Securities which such Investor elected to purchase pursuant to paragraph (b) above multiplied by a fraction, (A) the numerator of which shall be the amount of Subsequent Securities which the Company actually proposes to sell, and (B) the denominator of which shall be the amount of all Subsequent Securities. In the event that any Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until such securities have been offered to the Investors in accordance herewith.

            (e) Closing. Upon each closing of the purchase and sale of Offer Securities, the Investor shall purchase from the Company, and the Company shall sell to the Investor the number of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to paragraph (d) above if the Investors have so elected, upon the terms and conditions specified in the Offer. The purchase by the Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investors of a purchase agreement relating to such Offered Securities on the same terms and conditions applicable to other Persons purchasing the Offered Securities.

            (f) Further Sale. In each case, any Subsequent Securities not purchased by the Investors or other Person or Persons in accordance herewith may not be sold or otherwise disposed of by the Company until they are again offered to the Investors under the procedures specified herein.

      4.8 Certain  Transactions.  During the period  beginning on the  Execution
Date and ending on the Termination Date, and except as may be expressly permitted or required by the Articles of Amendment or the Transaction Documents or as may be expressly required by the terms of the Company's Series B Preferred Stock (with respect to shares of such Series B Preferred Stock outstanding on the Execution Date), the Company shall not, nor will it permit any of its Subsidiaries to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Company or any Subsidiary of the Company (a) to pay dividends or make any other distribution to the Company or any Subsidiary of the Company in respect of capital stock or with respect to any other interest or participation in, or measured by, its profits, or (b) to pay any amounts that are or become payable under the Articles of Amendment or any of the Transaction Documents.

      4.9 Transactions with Affiliates. The Company agrees that, during the period beginning on the Execution Date and ending on the Termination Date, any transaction or arrangement between it or any of its Subsidiaries and any Affiliate or employee of the Company or any of its Subsidiaries shall be effected only on an arms' length basis and shall be approved by the Board of Directors, including a majority of the Company's directors not having an interest in such transaction. Without limiting the generality of the foregoing, during such period, and other than with the written consent of Investors holding a majority of the then outstanding Preferred Shares, the Company shall not (i) enter into any agreement or arrangement between the Company and Norton Herrick or Huntington Corporation, or any of their respective Affiliates (collectively, the "HERRICK PARTIES", each being a "HERRICK PARTY"), other than as disclosed on the Form 8-K to be filed by the Company pursuant to Section 4.1(c) hereof, or
(ii) amend, modify or waive compliance with any provision of any agreement or arrangement between the Company and any Herrick Party in a manner that is unfavorable to the Company or to the Investors.

      4.10 Use of Investor Name. Except as may be required by applicable law and/or this Agreement, the Company shall not use, directly or indirectly, any Investor's name or the name of any of its Affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of such Investor for the specific use contemplated or as otherwise required by applicable law or regulation.

      4.11 Company's Instructions to Transfer Agent. On or prior to the Closing Date, the Company shall execute and deliver irrevocable written instructions to the transfer agent for its Common Stock (the "TRANSFER AGENT"), and provide each Investor with a copy thereof, directing the Transfer Agent (i) to issue certificates representing Conversion Shares upon conversion of the Preferred Shares and receipt of a valid Conversion Notice (as defined in the Articles of Amendment) from an Investor, in the amount specified in such Conversion Notice, in the name of such Investor or its nominee, (ii) to issue certificates representing Warrant Shares upon exercise of the Warrants and (iii) to deliver such certificates to such Investor no later than the close of business on the third (3rd) business day following the related Conversion Date (as defined in the Articles of Amendment) or Exercise Date (as defined in the Warrants), as the case may be, in each except to the extent any such shares are subject to a Dispute Procedure as such term is defined in the Articles of Amendment or Warrants as the case may be. Such certificates shall bear only such legends as are required pursuant to Section 2.5 hereof or applicable law. The Company shall instruct the transfer agent that, in lieu of delivering physical certificates representing shares of Common Stock to an Investor upon conversion of the Preferred Shares, or exercise of the Warrants, and as long as the Transfer Agent is a participant in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"), and such Investor has not informed the Company that it wishes to receive physical certificates therefor, and no restrictive legend is required to appear on any physical certificate if issued, the transfer agent may effect delivery of Conversion Shares or Warrant Shares, as the case may be, by crediting the account of such Investor or its nominee at DTC for the number of shares for which delivery is required hereunder within the time frame specified above for delivery of certificates. The Company represents to and agrees with each Investor that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict such Investor's right to convert the Preferred Shares or to receive Conversion Shares in accordance with the terms of the Articles of Amendment or to exercise the Warrant or to receive Warrant Shares upon exercise of the Warrants. In the event that the Company's relationship with the Transfer Agent should be terminated for any reason, the Company shall use its best efforts to cause the Transfer Agent to continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and receives the instructions described above.

      4.12 No Adverse Action. The Company and its Subsidiaries shall refrain, during the period beginning on the Execution Date and ending on the Termination Date, from taking any action or entering into any arrangement which in any way materially and adversely affects the provisions of the Articles of Amendment, this Agreement or any other Transaction Document.

      4.13 Limitations on Disposition. No Investor shall sell, transfer, assign or dispose of any Securities, unless:

            (a) either (i) there is then in effect an effective registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement or (ii) such securities may be sold pursuant to Rule 144(k) or any successor provision; or

            (b) such Investor has notified the Company in writing of any such disposition, received the Company's written consent (which consent shall not be unreasonably withheld or delayed) to such disposition and furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act; provided, however, that no such consent or opinion of counsel will be required (A) if the sale, transfer or assignment complies with federal and state securities laws and is made to an Affiliate of such Investor which is also an "accredited investor" as that term is defined in Rule 501 of Regulation D, (B) if the sale, transfer or assignment is made pursuant to Rule 144 and such Investor provides the Company with evidence reasonably satisfactory to the Company that the proposed transaction satisfies the requirements of Rule 144 or
(C) in connection with a bona fide pledge or hypothecation of any Securities under a margin arrangement with a broker-dealer or other financial institution or the sale of any such Securities by such broker-dealer or other financial institution following such Investor's default under such margin arrangement; provided, in the case of any such transfer or disposition other than as described in paragraph (a) or clauses (B) or (C) of this paragraph (b), the transferee of such Securities makes representations to the Company substantially similar to those made by the Investors in Section 2.8 hereof.

      4.14 Disclosure of Information. The Company agrees that it will not at any time following the Execution Date disclose material non-public information to any Investor without first obtaining such Investor's written consent to receive such information. If the Company breaches this Section 4.14, it shall promptly, and no later than one business day following such breach, make a public disclosure, in compliance with Regulation FD under the Exchange Act, of all such material non-public information theretofore disclosed to such Investor in breach of this Section 4.14.

      4.15 Listing. The Company (i) promptly following the Closing shall use its best efforts to cause the Common Stock, including all of the Conversion Shares issuable upon conversion of the Preferred Shares and all of the Warrant Shares issuable upon exercise of the Warrants (without regard to any limitation on such conversion or exercise), to be listed on the Nasdaq National Market, and (ii) use its commercially reasonable efforts to maintain the designation and quotation, or listing, of the Common Stock on the Nasdaq National Market, the Nasdaq SmallCap Market or the New York Stock Exchange for a minimum of five (5) years following the Closing Date. The Company shall use its best efforts to maintain the listing of the Common Stock on the Nasdaq National Market or the Nasdaq SmallCap Market for a minimum of five (5) years following the Closing Date (or, if earlier, until such time as the Common Stock is listed on the New York Stock Exchange).

         4.16 Indemnification of Investors. The Company will indemnify and hold each Investor and its directors, managers, officers, shareholders, members, partners, employees and agents (each, an "INVESTOR PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against an Investor, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Investor, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon (i) a breach of such Investor's representation, warranties or covenants under the Transaction Documents, (ii)
any  agreements  or  understandings   such  Investor  may  have  with  any  such
stockholder, (iii) any violations by such Investor of state or federal securities laws or (iv) any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing that is reasonably acceptable to such Investor Party (and Blank Rome LLP shall be deemed to be reasonably acceptable to such Investor Party). Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except that the Company shall pay the reasonable fees and expenses of such counsel to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party or a conflict of interest that would, under applicable attorney codes of ethics, require the retention of separate counsel for the Company and such Investor Party. The Company will not be liable to any Investor Party under this Agreement (i) for any settlement by an Investor Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to such Investor Party's fraud, gross negligence, willful misconduct or malfeasance or to such Investor Party's breach of any of the representations, warranties, covenants or agreements made by such Investor in this Agreement or in the other Transaction Documents.

      4.17 No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the sale of the Securities being offered or sold hereunder under the Securities Act or cause this offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

      4.18 Board of Directors. The Company and the Board of Directors shall take all action necessary (including, without limitation, promptly appointing replacement directors, in accordance with the Articles of Incorporation and Bylaws of the Company, to fill vacancies created by the resignation of an directors) to cause the composition of the Board of Directors to comply (or to continue to comply, as the case may be) with all Governmental Requirements and with the listing criteria of the Principal Market.

5. CONDITIONS TO CLOSING.

      5.1 Conditions to Investors' Obligations at the Closing. Each Investor's obligations to effect the Closing, including without limitation its obligation to purchase Preferred Shares, Warrants and a Preferred Warrant at the Closing, are conditioned upon the fulfillment (or waiver by such Investor in its sole and absolute discretion) of each of the following events as of the Closing Date, and the Company shall use commercially reasonable efforts to cause each of such conditions to be satisfied:

            5.1.1 the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents that are not qualified by materiality or "Material Adverse Effect" shall be true and correct in all material respects, and the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents that are qualified by materiality or "Material Adverse Effect" shall be true in all respects, in each case, as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all material respects as of that particular date);

            5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in the Articles of Amendment, this Agreement and the other Transaction Documents that are required to be complied with or performed by the Company on or before such date;

            5.1.3 the Company shall have filed the Articles of Amendment with the Secretary of State of the State of Florida, and shall have delivered to such Investor written evidence of the acceptance of such filing;

            5.1.4 the Closing Date shall occur on the Execution Date unless a later date is mutually agreed by the Company and such Investor;

            5.1.5 the Company shall have delivered to such Investor a certificate, signed by the Chief Executive Officer and Chief Financial Officer of the Company, certifying that the conditions specified in this paragraph 5.1 have been fulfilled as of the Closing Date, it being understood that such Investor may rely on such certificate as though it were a representation and warranty of the Company made herein;

            5.1.6 the Company shall have delivered to such Investor a certificate, signed by the Secretary or an Assistant Secretary of the Company, (A) attaching (i) the Articles of Incorporation and By-Laws of the Company, (ii) resolutions passed by its Board of Directors to authorize the transactions contemplated hereby and by the other Transaction Documents, and (iii) the written consent of stockholders of the Company holding shares of the Company's capital stock representing a majority of the voting power of the Company's outstanding capital stock (the "MAJORITY STOCKHOLDER CONSENT") approving (x) the issuance of Common Stock in excess of the Cap Amount in connection with the transactions contemplated by this Agreement, the Articles of Amendment and the other Transaction Documents, (y) an increase in the number of shares of the Company's authorized Common Stock from 150,000,000 to 300,000,000 and (z) solely for purposes of applicable Nasdaq regulations and listing requirements, a change of control of the Company; and
                        (B) certifying that such documents are true and complete copies of the originals and that such resolutions have not been amended or superseded, it being understood that such Investor may rely on such certificate as though it were a representation and warranty of the Company made herein;


            5.1.7 the Company shall have delivered to such Investor an opinion of counsel for the Company, dated as of the Closing Date, in the form attached hereto as Exhibit H;

            5.1.8 the Company shall have delivered to such Investor the duly executed Investor Warrant and Preferred Warrant, and certificates representing the Preferred Shares, being purchased by such Investor at the Closing;

            5.1.9 the Company shall have delivered to Satellite the duly executed Satellite Consulting Warrant;

            5.1.10 the Company shall have executed and delivered to such Investor the Registration Rights Agreement and the Company shall have executed and delivered to Goldman the Goldman Registration Rights Agreement;

            5.1.11 the principal amount of the convertible subordinated notes issued by the Company and shares of the Company's Series A Preferred Stock, each as described on Schedule
                        5.1.11 hereto, shall have been converted in accordance with the terms thereof into shares of Common Stock;

            5.1.12      an  escrow  agreement  in the form  attached  hereto  as
                        Exhibit I (the "STOCKHOLDER ESCROW AGREEMENT") shall have been executed and delivered by the Company and the other parties named therein, and the shares of the
                        Company's Series A Preferred Stock and Series C Preferred Stock set forth on Schedule 5.1.12 hereto shall have been placed in escrow pursuant to the Stockholder Escrow Agreement, which Stockholder Escrow Agreement shall provide (x) that such securities shall remain in escrow until the earlier of (i) such time as Stockholder Approval has been obtained and (ii) June 1, 2005, (y) for the Company to deposit with the escrow agent under the Stockholder Escrow Agreement at the Closing agreement the funds necessary to redeem such securities, and (z) for such securities and funds to remain in escrow pursuant to the Stockholder Escrow
                        Agreement until the earlier of (i) such time as Stockholder Approval has been obtained, after which such securities shall be redeemed by the Company, and (ii) June 1, 2005;


            5.1.13 each of the record holders of the securities described on Schedules 5.1.11 and 5.1.12 hereto (the "CONTROLLING STOCKHOLDERS") shall have delivered to the Company, and the Company shall have executed and delivered to each Controlling Stockholder, an agreement, in the form attached hereto as Exhibit J, (the "VOTING AGREEMENT"), pursuant to which (i) each Controlling Stockholder grants to the chairman and/or president of the Company such Controlling Stockholder's irrevocable proxy to vote all voting securities of the Company held by the Controlling Stockholder with specific instructions (x) not to vote such securities in favor of any action that would be inconsistent with the transactions contemplated by this Agreement and (y) to vote such securities in favor of Stockholder Approval and in favor of any action (other than any action described in the foregoing clause
                        (x)), including without limitation with respect to the election of directors, recommended by the Board of Directors; and (ii) each Controlling Stockholder agrees not to exercise any voting rights (whether at a meeting of stockholders or by written consent) with respect to any voting securities of the Company held by such Controlling Stockholder, other than any such voting rights exercised pursuant to the proxy included in the Voting Agreement;

            5.1.14 the Company shall have obtained the written agreement of each Key Employee to refrain from selling shares of Common Stock prior to the Effective Date;

            5.1.15 there shall have occurred no material adverse change in the Company's consolidated business or financial condition since the date of the Company's most recent audited financial statements contained in the Disclosure Documents;

            5.1.16 the Common Stock shall be actively traded and quoted on the Nasdaq National Market;

            5.1.17 the Company shall have authorized and reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants a number of shares of Common Stock equal to not less than the Reserved Amount;

            5.1.18 there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Transaction Documents;

            5.1.19 each of Norton Herrick and Huntington Corporation shall have waived in writing such holder's right to include such holder's shares of Common Stock (whether issuable upon conversion of convertible preferred stock, upon exercise of warrants, or otherwise) in the Registration Statement or in the registration statement, if any, filed pursuant to the Goldman Registration Rights Agreement, or otherwise to participate in such registration pursuant to the Registration Rights Agreement or the Goldman Registration Rights Agreement of the Conversion Shares and Warrant Shares, other than as set forth in that certain Registration Rights Agreement, dated as of the date hereof, among such holders and the Company and attached hereto as Exhibit K; and

            5.1.20 each of Stephen Yarvis, Paul Ehrlich, Paul Neuwirth and Richard Berman shall have executed and delivered to the Company a letter agreement, in the form attached hereto as Exhibit L, pursuant to which each such Person shall agree, immediately upon the request of Joseph Rosetti or any successor Chairman of the Board, to resign such Person's position as a director of the Company.

      5.2 Conditions to Company's Obligations at the Closing. The Company's obligations to effect the Closing with each Investor are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Closing Date:

            5.2.1 the representations and warranties of such Investor set forth in this Agreement and in the other Transaction Documents that are not qualified by materiality or "Material Adverse Effect" shall be true and correct in all material respects, and the representations and warranties of such Investor set forth in this Agreement and in the other Transaction Documents that are qualified by materiality shall be true in all respects, in each case, as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all material respects as of that particular date);

            5.2.2 such Investor shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Documents that are required to be complied with or performed by such Investor on or before the Closing Date;

            5.2.3 there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Transaction Documents;

            5.2.4 such Investor shall have executed each Transaction Document to which it is a party and shall have delivered the same to the Company; and

            5.2.5 such Investor shall have tendered to the Escrow Agent the Purchase Price for the Preferred Shares, Investor Warrant and Preferred Warrant being purchased by it at the Closing in accordance with the terms of the Investor Escrow Agreement and the Escrow Agent shall have been authorized to release and deliver the Purchase Price, less the Placement Agent Fee, to the Company in accordance with the terms of the Investor Escrow Agreement.

6. MISCELLANEOUS.

            6.1 Survival; Severability. The representations, warranties, covenants and indemnities made by the parties herein, in the Articles of Amendment and in the other Transaction Documents shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

            6.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Each Investor may assign its rights and obligations hereunder, in connection with any private sale or transfer of Preferred Shares or Warrants in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "INVESTOR" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Company may not assign its rights or obligations under this Agreement.

            6.3 No Reliance. Each party acknowledges that (i) it has such knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents, and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with entering into this Agreement, the other Transaction Documents, or such transactions (other than the representations made in this Agreement or the other Transaction Documents),
(iii) it has not received from any party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by any party.

            6.4 Independent Nature of Investors' Obligations and Rights. The obligations of each Investor hereunder are several and not joint with the obligations of the other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein, in the Articles of Amendment or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute any Investors as a partnership, an association, a joint venture or any other kind of entity, or a "group" as described in Section 13(d) of the Exchange Act, or create a presumption that any Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor has been represented by its own separate counsel in connection with the transactions contemplated hereby, shall be entitled individually to protect and enforce its rights, including without limitation rights arising out of this Agreement, the Articles of Amendment or the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

            6.5 Other Engagements and Activities. Notwithstanding anything in any of the Transaction Documents to the contrary, no Affiliate of an Investor shall be restricted in any way from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, financing, asset management, trading, market making, arbitrage or other similar activities conducted in the ordinary course of business.

            6.6 Injunctive Relief. The Company acknowledges and agrees that a breach by it of its obligations hereunder will cause irreparable harm to each Investor and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, such Investor shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

            6.7 Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City and County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby (including without limitation any dispute under or with respect to the Articles of Amendment, the Preferred Shares, the Warrants or the Preferred Warrants), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding involving the Investor or permitted assignee of the Investor, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

            6.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile transmission.

            6.9 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            6.10 Notices. Any notice, demand or request required or permitted to be given by the Company or an Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

                  If to the Company:

                  MediaBay, Inc.
                  2 Ridgedale Avenue, Suite 300
                  Cedar Knolls, New Jersey 07927
                  Attn:    Chief Executive Officer and
                           Chief Financial Officer
                  Tel:     (973) 539-9528
                  Fax:     (973) 539-1273

                  with a copy to:

                  Blank Rome LLP
                  The Chrysler Building
                  405 Lexington Avenue
                  New York, NY  10174
                  Attn:    Robert J. Mittman
                  Tel:     (212) 885-5000
                  Fax:     (212) 885-5001

and if to any Investor, to such address for such Investor as shall appear on the signature page hereof executed by such Investor, or as shall be designated by such Investor in writing to the Company in accordance with this Section 6.10.

            6.11 Expenses. The Company and each Investor shall pay all costs and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement or the other Transaction Documents, provided, however, that that the Company shall, at the Closing, pay up to $55,000 in immediately available funds for all reasonable out-of-pocket expenses (including without limitation reasonable legal fees and expenses) incurred or to be incurred by Satellite in connection with its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of this Agreement, the Articles of Amendment and the other Transaction Documents (regardless of whether the Closing occurs). At the Closing, the amount due for such fees and expenses (which may include fees and expenses estimated to be incurred for completion of the transaction and post-closing matters) may be netted out of the Purchase Price payable by Satellite. In the event the amount paid by the Company for such fees and expenses is less than the amount of fees and expenses actually incurred by Satellite, the Company shall promptly pay such deficiency (up to $55,000 in the aggregate, including any amounts paid at Closing) within thirty (30) days following receipt of an invoice therefor.

            6.12 Entire Agreement; Amendments. This Agreement, the Articles of Amendment and the other Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties, other than any Non-Disclosure Agreement, each of which shall survive the Closing and continue in full force and effect in accordance with the terms thereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least two-thirds (2/3) of the Registrable Securities into which all of the Preferred Shares and Warrants then outstanding are convertible or exercisable (without regard to any limitation on such conversion or exercise), and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Neither the Company nor any Person acting on its behalf shall, directly or indirectly, pay or cause to be paid any consideration (immediate or contingent), whether by way of interest, fee, payment for the redemption, conversion or exercise of the Securities, or otherwise, to an Investor for or as an inducement to, or in connection with the solicitation of, any amendment of any of the terms of this Agreement, the Articles of Amendment or any of the other Transaction Documents, unless such consideration is required to be paid to all of the Investors bound by such amendment.

                           [Signature Pages to Follow]

      IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first-above written.

MEDIABAY, INC.


By:  /s/ Jeffrey Dittus
     ----------------------------------
     Name:  Jeffrey Dittus
     Title:  Chief Executive Officer

SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC

By:  Satellite Asset Management, L.P., its Manager


By:  /s/ Simon Raykher
     ----------------------------------
     Name: Simon Raykher
     Title:  General Counsel

ADDRESS:

         c/o Satellite Advisors, L.L.C.
         623 Fifth Avenue, 20th Floor
         New York, New York 10022
         Tel: 212-209-2000
         Fax: 212-209-2021

         With a copy to:

         Duval & Stachenfeld LLP
         300 East 42nd Street
         New York, New York 10017
         Attn: Robert L. Mazzeo, Esq.
         Tel:  212-883-1700
         Fax:  212-883-8883


Number of Preferred Shares to be Purchased:  4,316
                                             -----

Number of Warrant Shares initially
issuable upon exercise of Investor Warrant:  3,923,636
                                             ---------

      IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first-above written.

MEDIABAY, INC.


By:
         --------------------------------------------
         Name:
         Title:


SATELLITE STRATEGIC FINANCE PARTNERS, LTD

By:      Satellite Asset Management, L.P., its Manager

         By:  /s/ Simon Raykher
              ----------------------------
              Name:  Simon Raykher
              Title:  General Counsel

ADDRESS:

         c/o Satellite Advisors, L.L.C.
         623 Fifth Avenue, 20th Floor
         New York, New York 10022
         Tel:     212-209-2000
         Fax:     212-209-2021

         With a copy to:

         Duval & Stachenfeld LLP
         300 East 42nd Street
         New York, New York 10017
         Attn:    Robert L. Mazzeo, Esq.
         Tel:     212-883-1700
         Fax:     212-883-8883


Number of Preferred Shares to be Purchased:  10,684
                                             ------

Number of Warrant Shares initially
issuable upon exercise of Investor Warrant:  9,712,727
                                             ---------

      IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first-above written.

MEDIABAY, INC.


By:      /s/ Jeffrey Dittus
         -----------------------------------
         Name:  Jeffrey Dittus
         Title:  Chief Executive Officer

-------------------------------------------
                  Investor Name

         By:
                  -----------------------------------
                  Name:
                  Title:

ADDRESS:

         ___________________________
         ___________________________
         Attn:  ____________________
         Tel:     __________________
         Fax:     __________________

         With a copy to:

         ___________________________
         ___________________________
         Attn:  ____________________
         Tel:     __________________
         Fax:     __________________

Number of Preferred Shares to be Purchased: _______________

Number of Warrant Shares initially
issuable upon exercise of Investor Warrant: _______________

      IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first-above written.

MEDIABAY, INC.


By:      __________________________
         Name:
         Title:

LONE OAK PARTNERS, L.P.

By:      Forest Hill Capital, its Manager

         By:  /s/  Mark Lee
              -----------------------------------
              Name:  Mark Lee
              Title:  President

ADDRESS:

         100 Morgan Keegan Drive
         Suite 430
         Little Rock, AR 72202
         Attn:  J.P. Brizzolara
         Tel:     501-666-3031
         Fax:     501-666-4492

         With a copy to:


         ___________________________
         ___________________________
         Attn:  ____________________
         Tel:     __________________
         Fax:     __________________

Number of Preferred Shares to be Purchased:   305
                                            ---------

Number of Warrant Shares initially
issuable upon exercise of Investor Warrant:   277,273
                                            ---------

      IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first-above written.

MEDIABAY, INC.


By:      __________________________
         Name:
         Title:

FOREST HILL SELECT OFFSHORE, LTD.

By:      Forest Hill Capital, its Manager

         By:   /s/  Mark Lee
               -----------------------------------
               Name:  Mark Lee
               Title:  President

ADDRESS:

         100 Morgan Keegan Drive
         Suite 430
         Little Rock, AR 72202
         Attn:  J.P. Brizzolara
         Tel:     501-666-3031
         Fax:     501-666-4492

         With a copy to:

         ___________________________
         ___________________________
         Attn:  ____________________
         Tel:     __________________
         Fax:     __________________

Number of Preferred Shares to be Purchased:   270
                                            ------

 Number of Warrant Shares initially
issuable upon exercise of Investor Warrant:   245,455
                                            ---------

      IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first-above written.

MEDIABAY, INC.


By:      __________________________
         Name:
         Title:

FOREST HILL SELECT FUND, L.P.

By:      Forest Hill Capital, its Manager

         By: /s/  Mark Lee
             -----------------------------------
             Name:  Mark Lee
             Title:  President

ADDRESS:

         100 Morgan Keegan Drive
         Suite 430
         Little Rock, AR 72202
         Attn:  J.P. Brizzolara
         Tel:     501-666-3031
         Fax:     501-666-4492

         With a copy to:

         ___________________________
         ___________________________
         Attn:  ____________________
         Tel:     __________________
         Fax:     __________________

Number of Preferred Shares to be Purchased:   1,325
                                            --------

Number of Warrant Shares initially
issuable upon exercise of Investor Warrant:   1,204,545
                                            -----------

      IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first-above written.

MEDIABAY, INC.


By:      __________________________
         Name:
         Title:

RADCLIFFE SPC, LTD. for and on behalf of the Class A Convertible Crossover Segregated Portfolio*

*Tax ID# 98-0381209

By:      RGC Management Company, LLC

         By: /s/  Gerald F. Stahlecker
             --------------------------
             Name:  Gerald F. Stahlecker
             Title:  Managing Director

ADDRESS:

         c/o RG Capital Management, L.P.
         3 Bala Plaza - East, Suite 501
         Bala Cynwyd, PA 19004
         Attn:  Gerald F. Stahlecker
         Tel:     610-617-5900
         Fax:     610-617-0580

         With a copy to:

         Drinker Biddle & Reath, LLP
         One Logan Square
         18th & Cherry Streets
         Philadelphia, PA 19103-6996
         Attn:  Stephen T. Burdumy, Esq.
         Tel:     215-988-2880
         Fax:     215-988-2757

Number of Preferred Shares to be Purchased:   4,000
                                            -------

Number of Warrant Shares initially
issuable upon exercise of Investor Warrant:   3,636,364
                                            -----------

      IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first-above written.

MEDIABAY, INC.


By:      __________________________
         Name:
         Title:

GOLDMAN, SACHS & CO.

By:

         By: /s/  Scott Lange
            -------------------------
            Name:  Scott Lange
            Title:  Managing Director

ADDRESS:

         1 New York Plaza
         New York, New York 10004
         Attn:
         Tel:     212-357-7922
         Fax:     212-428-3505

         With a copy to:

         Brown Raysman Millstein Felder & Steiner
         900 Third Avenue
         New York, New York 10022
         Attn:  Stuart Bressman
         Tel:     212-895-2110
         Fax:     212-895-2900

Number of Preferred Shares to be Purchased:   3,000
                                            -------

 Number of Warrant Shares initially
issuable upon exercise of Investor Warrant:  2,727,273
                                            ----------

      IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first-above written.

MEDIABAY, INC.


By:      __________________________
         Name:
         Title:

PALISADES MASTER FUND, L.P.

By:      Discovery Management Ltd.

         By: /s/  David K. Sims
             -----------------------------------
             Name:  David K. Sims
             Title:  Authorized Signatory

ADDRESS:

         P.O. Box 972, Road Town,
         TORTOLA,  BRITISH  VIRGIN  ISLANDS
         Attn:  Les Elliott
         Tel: 284-494-4770
         Fax: 284-494-4771

         With a copy to:

         ___________________________
         ___________________________
         Attn:  ____________________
         Tel:     __________________
         Fax:     __________________

Number of Preferred Shares to be Purchased:   2,000
                                            -------

 Number of Warrant Shares initially
issuable upon exercise of Investor Warrant:   1,818,182
                                            -----------

      IN WITNESS WHEREOF, the undersigned have executed this Securities Purchase Agreement as of the date first-above written.

MEDIABAY, INC.


By:      __________________________
         Name:
         Title:

CCM MASTER QUALIFIED FUND, LTD.

By:      Coghill Capital Management, LLC, its Manager

         By:      /s/  Clint D. Coghill
                  -----------------------------------
                  Name:  Clint D. Coghill
                  Title:  President & Chief Investment Officer

ADDRESS:

         CCM MASTER QUALIFIED FUND, LTD.
         c/o Coghill Capital Management, LLC
         One North Wacker Drive, Suite 4350
         Chicago, IL 60606
         Attn:  Kelly Darin
         Tel:     312-324-2000
         Fax:     312-324-2001

         With a copy to:

         Seward & Kissell LLP
         One Battery Park Plaza
         New York, NY 10004
         Attn:  Spiros Maliagros
         Tel:     212-574-1305
         Fax:     212-480-8421


Number of Preferred Shares to be Purchased:   10,000
                                            --------

Number of Warrant Shares initially

issuable upon exercise of Investor Warrant:   9,090,909
                                            -----------

                              DISCLOSURE SCHEDULES

                                 TO THAT CERTAIN

                          SECURITIES PURCHASE AGREEMENT

                              DATED MARCH 21, 2005

General Terms of Schedules:

1. Unless the context otherwise requires, any terms used herein but not defined herein shall have the meanings ascribed thereto in the Securities Purchase Agreement dated as of March 21, 2005 (the "Securities Purchase Agreement") by and between MediaBay, Inc., a Florida corporation (the "Company") and each of the entities whose names appear on the signature pages thereof (collectively, the "Investors").

2. No disclosure of any matter contained herein shall create an implication that such matter meets any standard of materiality. Matters reflected in the following Schedules are not necessarily limited to matters required by the Securities Purchase Agreement to be reflected in the Schedules. Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature, nor shall the inclusion of any item be construed as implying that any such item is "material" for any purpose.

3. Any fact or item which is clearly disclosed in any Schedule attached hereto in such a way as to make its relevance or applicability to information called for by another Schedule attached hereto reasonably apparent shall be deemed disclosed in such other Schedule, to the same extent as if specific reference thereto were made in such other Schedule.

4. Headings and introductory language have been inserted in the sections of the Schedules for convenience of reference only and shall to no extent have the effect of amending or changing the express description of the Sections as set forth in the Securities Purchase Agreement.

                                  SCHEDULE 3.4

                        Agreements Not Filed with the SEC

Attached hereto is a true and complete copy of that certain Employment Agreement dated January 28, 2004 between the Company and Jeffrey Dittus.

                                  SCHEDULE 3.5

                          Capitalization; Debt Schedule

CAPITALIZATION

Common Stock

There are 150,000,000 shares of the Company's Common Stock authorized and, as of March 21, 2005, 24,969,278 shares of Common Stock issued and outstanding. Upon Stockholder Approval, there will be 300,000,000 shares of Common Stock authorized.

Preferred Stock

There are 5,000,000 shares of the Company's Preferred Stock authorized, of which
(i) 75,000 shares are designated as Series A Preferred Stock, (ii) 10,000 are designated as Series B Preferred Stock, and (iii) 100,000 are designated as Series C Preferred Stock.

There are (i) 25,000 shares of the Series A Preferred Stock issued and outstanding, (ii) 200 shares of the Series B Preferred Stock issued and outstanding, and (iii) 43,527 shares of the Series C Preferred Stock issued and outstanding.

Stock Option Plan1

The Company's 1997 Stock Option Plan (the "1997 Plan") provides for the grant of stock options to purchase up to 2,000,000 shares. As of March 1, 2005, options to purchase an aggregate of 1,977,000 shares of Common Stock have been granted under the 1997 Plan.

A total of 2,500,000 shares of common stock have been reserved for issuance pursuant to the 1999 Stock Option Plan (the "1999 Plan"). As of March 1, 2005, options to purchase an aggregate of 2,379,843 shares of Common Stock have been granted under the 1999 Plan.

The Company's 2000 Stock Incentive Plan (the "2000 Plan"), the 2001 Stock Incentive Plan (the "2001 Plan") and the 2004 Stock Incentive Plan (the "2004 Plan") each provide for the grant of any or all of the following types of awards: (1) stock options, which may be either incentive stock options or non-qualified stock options, (2) restricted stock, (3) deferred stock and (4) other stock-based awards.

A total of 3,500,000 shares of Common Stock have been reserved for issuance pursuant to the 2000 Plan. As of March 1, 2005, options to purchase an aggregate of 3,418,250 shares of Common Stock have been granted under the 2000 Plan..

A total of 3,500,000 shares of Common Stock have been reserved for issuance pursuant to the 2001 Plan. As of March 1, 2005, options to purchase an aggregate of 3,417,000 shares of Common Stock have been granted under the 2001 Plan.
------------------------
1 No additional options under these Plans granted since March 1, 2005.

A total of 7,500,000 shares of Common Stock have been reserved for issuance pursuant to the 2004 Plan. As of March 1, 2005, options to purchase an aggregate of 450,000 shares of Common Stock have been granted under the 2004 Plan.

Other Convertible or Exercisable Securities

As outlined in the table below, the Company has issued to Herrick (i) certain convertible promissory notes (the "Herrick Notes"), (ii) shares of the Company's
(A) Series A Convertible Preferred Stock and (B) Series C Convertible Preferred Stock.2 In addition, as noted below, the Company has issued to Huntingdon certain convertible promissory notes (the "Huntingdon Notes") and Series C Convertible Preferred Stock.3

                                                                  Accrued
                                                                  Interest/
                                                                 Dividends (as    Accrual Rate of
                                                      Principal    March 17,    Interest/Dividends
   Name              Security           Issue Date     Amount        2005)         Per Diem4
   ----              --------           ----------     ------        -----         ---------
Herrick          Convertible Notes      12/31/1998   $1,984,250   $1,326,149   $   1,006.28
Herrick          Convertible Notes      12/31/2002   $  500,000   $   46,773   $     136.11
Huntington       Convertible Notes      04/30/2000   $  800,000   $   95,153   $     533.66
Huntington       Convertible Notes      04/30/2000   $2,500,000   $  158,980   $     296.70


Herrick          Series A Convertible   01/18/2002   $2,500,000   $  184,375   $     625.00
                 Preferred Stock
Herrick          Series C Convertible   05/25/2004   $1,181,419   $  116,173   $     393.81
                 Preferred Stock

2 Pursuant to that certain agreement by and between the Company, Herrick and Huntingdon (the "Herrick/Huntingdon Agreement"), (i) Herrick will convert the principal amount of the Herrick Notes and $1,068,400 of stated capital of his Series A Preferred Stock into Common Stock, and (ii) the Company will redeem the remaining $1,431,600 of stated capital of Herrick's Series A Preferred Stock and $1,181,419 of stated capital of Herrick's Series C Preferred Stock. All accrued and unpaid interest and dividends as of the Closing Date will be paid.

3 Pursuant to the Herrick/Huntingdon Agreement (i) Huntingdon will convert the Huntingdon Notes into Common Stock, (ii) the Company will redeem $3,171,278 of stated capital of Huntingdon's Series C Preferred Stock, and (iii) the Company will pay to Huntingdon all accrued but unpaid interest on notes issued to Huntingdon which were previously canceled (which amounts to $11,913 as of March 17, 2005 and accruing at a rate of $2.53 per diem thereafter).

4 All accrued interest and dividends shall continue to accrue from March 17, 2005 until the Closing Date at these listed per diem rates. All accrued interest and dividends shall continue to accrue from the Closing Date at these listed per diem rates until paid, except that, pursuant to the terms of the Herrick/Huntingdon Agreement, Herrick and Huntingdon, as applicable, have waived their rights to all dividends accruing on the Remaining Series A Preferred Stock and Series C Preferred Stock subsequent to the Closing Date.

Huntington       Series C Convertible   05/25/2004   $3,171,278   $  311,842   $   1,057.09
                 Preferred Stock

20,000 shares of Series B Preferred Stock are convertible into 25,974 shares of Common Stock at a conversion price of $0.77 per share.

As of March 1, 2005, the Company has issued outstanding warrants to purchase 15,809,598 shares of Common Stock.5 Below is a list detailing such warrants:

                                          GRANT DATE      GRANTED       PRICE

Herrick                                   05/25/2004     3,029,230      $0.53
Huntington                                10/03/2002       250,000      $2.00
Huntington                                10/10/2002        37,500      $2.00
Huntington                                11/15/2002       140,000      $1.25
Huntington                                05/25/2004     8,131,538      $0.53
                                                        11,588,268


Alpha Capital AG,                         01/29/2004       294,118      $1.28
Bonanza Master Fund LTD                   01/29/2004       588,236      $1.28
Bridges & Pipes                           10/01/2003        25,000      $0.80
Bridges & Pipes                           04/01/2004        25,000      $0.80
Bridges & Pipes                           01/29/2004       201,765      $1.28
Colbart Birnet, LP                        01/29/2004        88,236      $1.28
Ellis International Limited Inc           01/29/2004       147,059      $1.28
Forest Hill Select Fund, L.P.             12/14/2004        39,000      $1.42
Forest Hill Select Fund, L.P.             10/11/2004       311,000      $0.83*
Forest Hill Select Offshore Ltd.          12/14/2004         1,000      $1.42
Forest Hill Select Offshore Ltd.          10/11/2004         9,000      $0.83*
Gryphon Master Fund, LP                   01/29/2004       294,118      $1.28
Lone Oak Partners, L.P.                   12/14/2004        10,000      $1.42
Lone Oak Partners, L.P.                   10/11/2004        80,000      $0.83*
RHP Master Fund, Ltd.                     01/29/2004       176,471      $1.28
Rockwood, Inc.                            01/29/2004       205,000      $1.28
Rockwood, Inc.                            04/12/2004       500,884      $1.28
Sandor Capital Master Fund, LP            01/29/2004       150,000      $1.28
SRG Capital, LLC                          01/29/2004       147,059      $1.28
Truk International Fund, LP               01/29/2004        88,236      $1.28
                                                         3,381,182


Amari, Carl                               01/03/2003        50,000      $3.00
Blakely Jr., Robert  R.                   01/29/2004        13,334      $1.28
Brunella Jacs LLC                         10/01/2003        50,000      $0.80
Brunella Jacs LLC                         04/01/2004        50,000      $0.80
Bunzl, Stephen                            10/01/2003        50,000      $0.80
Bunzl, Stephen                            04/01/2004        50,000      $0.80
Griffith, Scott  R.                       01/29/2004        13,333      $1.28
Gross Foundation, Inc.                    01/29/2004        58,824      $1.28
Haas, Marvin                              10/01/2003        25,000      $0.80
Haas, Marvin                              04/01/2004        25,000      $0.80
Hamblett, Michael  R.                     01/29/2004        58,824      $1.28
Investor relations int'l                  11/17/2003       150,000      $0.94
Isaacs, Michael                           10/01/2003        10,000      $0.80

5 No additional warrants have been issued since March 1, 2005.

Isaacs, Michael                           04/01/2004        10,000      $0.80
Lemak, John  S.                           01/29/2004        60,000      $1.28
Levin, Dennis                             02/18/2003        40,000      $1.50
MFW Associates                            10/01/2003        25,000      $0.80
MFW Associates                            04/01/2004        25,000      $0.80
Shelmire III, Jesse  B.                   01/29/2004        13,333      $1.28
Wittenstein, Myles                        10/01/2003        25,000      $0.80
Wittenstein, Myles                        04/01/2004        25,000      $0.80
Zecher, Brian                             10/01/2003         6,250      $0.80
Zecher, Brian                             04/01/2004         6,250      $0.80
                                                           840,148


TOTAL                                                15,809,598

* See "Material Debt Outstanding - Forest Hill Debt." 6

Shares Reserved for Issuance upon Conversion of the Preferred Stock and Exercise of the Warrants


Investor                   Preferred            Warrants            Additional             Additional
                            Shares                               Preferred Shares           Warrants
Satellite Strategic            4,316            3,923,636               1,079                980,909
Finance
Associates, LLC

Satellite Strategic           10,664            9,712,727               2,671              2,428,182
Finance Partners,
Ltd.

CCM Master                    10,000            9,090,909               2,500              2,272,727
Qualified Fund,
Ltd.

Radcliffe SPC,                 4,000            3,636,364               1,000                909,091
Ltd. for and on
behalf of the Class
A Convertible
Crossover
Segregated
Portfolio


------------------------------
6 Pursuant to a certain Securities Purchase Agreement dated October 11, 2004, as amended on December 14, 2004 and February 8, 2005 (the "October Securities Purchase Agreement"), by and among the Company, Forest Hill Select Offshore Ltd., Forest Hill Select Fund, L.P. and Lone Oak Partners L.P. (collectively, the "Forest Hill Parties"), the Company agreed to issue to the Forest Hill Parties warrants (the "Forest Hill Warrants") to purchase 400,000 shares of Common Stock at an exercise price of $0.83 per share during the five (5)-year period commencing on October 11, 2004.


Investor                   Preferred            Warrants            Additional             Additional
                            Shares                               Preferred Shares           Warrants
Goldman, Sachs & Co.           3,000            2,727,273                750                 681,818

Palisades Master Fund, L.P.    2,000            1,818,182                500                 454,546

Forest Hill Select Fund,       1,325            1,204,545                331                 301,136
L.P.

Forest Hill Select               270              245,455                 68                  61,364
Offshore, Ltd.

Lone Oak Partners, L.P.          305              277,273                 76                  69,318


Other Outstanding Commitments by which the Company may be Required to Issue Additional Shares

Pursuant to three separate agreements each dated April 28, 2004 (the "April 28th Agreements") between the Company and each of Herrick, Huntingdon and N. Herrick Irrevocable ABC Trust, respectively, each party may have the right (the "Warrant Amendment Rights") to require the Company to hold a shareholder meeting in order to amend certain warrants to provide for full ratchet anti-dilution protection under certain conditions. Pursuant to the Herrick/Huntingdon Agreement, Herrick and Huntingdon have waived and agreed to eliminate such Warrant Amendment Rights including, but not limited to, with respect to the warrants sold pursuant to the HH Securities Purchase Agreement (as defined in Schedule 3.12).

See footnote 8 for additional issuances that shall be issued to the Forest Hill Parties.

The Effective Date Payment described under "Material Debt Outstanding - Forest Hill Debt" may be paid in the form of Common Stock under certain conditions.

Pursuant to a marketing consulting agreement, the Company is obligated to issue to Terra Nova Capital 100,000 options to be issued under the 2004 Plan and expiring 5 years from the date such options are granted, exercisable at the market price of the Company's Common Stock as of the grant date.

Merriman Curhan Ford & Co. ("MCF") and Duncan Capital, LLC ("Duncan") will receive warrants to purchase shares of Common Stock in connection with the Capital Raising Transaction as described in Schedule 3.14.

MATERIAL DEBT OUTSTANDING

Herrick and Huntingdon Notes

The outstanding principal and accrued interest on the Herrick Notes and Huntingdon Notes (See this Schedule 3.5 and footnotes 2, 3 and 4), which are being converted upon the Closing, and liens securing certain of such notes.

Herrick/Huntingdon Agreement

Pursuant to the Herrick/Huntingdon Agreement, the Company is required to redeem the remaining $1,431,600 of stated capital of Herrick's Series A Preferred Stock, $1,181,419 of stated capital of Herrick's Series C Preferred Stock and $3,171,278 of stated capital of Huntingdon's Series C Preferred Stock.

Pursuant to the Herrick/Huntingdon Agreement, the Company is required to pay all accrued but unpaid interest and dividends as outlined in the chart above (See this Schedule 3.5 and footnotes 2, 3 and 4)

Zohar Senior Notes

The Company has issued and outstanding Senior Notes in the principal amount of $9.5 million pursuant to that certain Credit Agreement dated April 28, 2004 by and among the Company (the "Zohar Credit Agreement"), certain of subsidiaries of the Company as guarantors, Zohar CDO 2003-1, Limited ("Zohar"), as lender, and Zohar, as agent.7 In addition, ABC Investment Corp., MediaBay.com, Inc. and Video Yesteryear, Inc., each a subsidiary of the Company, executed a Guaranty dated April 28, 2004 whereby each is a guarantor under the Credit Agreement.

Forest Hill Debt

Pursuant to a letter agreement dated February 8, 2005 (the "February Letter Agreement"), if the last sale price of the Common Stock is below $0.75 on the date on which a registration statement covering the securities purchased under the October Securities Purchase Agreement is declared effective by the SEC (the "Registration Effective Date"), the Company shall be obligated to make a payment to the Forest Hill Parties in an aggregate amount equal to (A) $250,000 (pro rata in proportion to the number of shares initially purchased by them pursuant to the October Securities Purchase Agreement) less (B) the value of the 119,048 shares of its Common Stock issued to the Forest Hill Parties in January 2005 on the Registration Effective Date based on the last sale price of the Common Stock on the Registration Effective Date (the "Effective Date Payment").

Pursuant to February Letter Agreement, if, at any time prior to the Registration Effective Date, the last sale price of the Common Stock is above $4.00 per share (the "Target Price"), each of the Forest Hill Parties shall have the right (the "Put Right"), exercisable in writing within five business days after the first trading day on which the last sale price of the Common Stock is above the Target Price, to require the Company to purchase 200,000 shares of Common Stock at a price of $3.00 per share. The Company's maximum potential obligation under the Put Right is $600,000.8

------------------------------
7 Simultaneous with the consummation of the Financing, the Company will repay all principal and accrued but unpaid interest due pursuant to the Senior Notes in the amount of $9,436,829.41 (including certain legal fees).

3. Premier Agreement

Pursuant to that certain agreement dated April 1, 2004 (the "Premier Agreement") by and among the Company, Premier Electronic Laboratories, Inc. ("Premier"), Edison Realty and Marketing, Inc. and Video Yesteryear, Inc., the Company agreed to pay Premier $950,000 in cash, without interest, as follows: (i) $14,000 simultaneously with the execution and delivery of the Premier Agreement, (ii) $7,000 per month in 34 equal consecutive monthly payments on the first day of each calendar month commencing July 1, 2004 and concluding April 1, 2007, and
(iii) $19,389 per month in 36 consecutive monthly payments on the first day of each calendar month commencing May 1, 2007 and concluding April 1, 2010.

Permitted Debt

The Company has and will continue to have outstanding payables and customer credit balances which are or will become more than 90 days past due, but as to which payment has not been requested. If payment is requested, any such payable or customer credit balance as to which payment is requested shall no longer be Permitted Debt if, within 20 Business Days of the request for payment, the Company has not (i) paid such payable or customer credit balance in full, or
(ii) entered into an agreement with the payee requesting the settlement and/or repayment of the payable or customer credit balance.

Other Debt

Immediately prior to Closing, in connection with the Herrick Notes, Huntingdon Notes and the Senior Notes issued pursuant to the Zohar Credit Agreement, liens (the "Liens") shall exist on substantially all of the Company's assets. All such Notes shall be repaid in connection with the Financing and, upon the filing of Form UCC-3's with the appropriate Secretary of State, the Liens may be removed.





------------------------------
8 The Company intends to enter into a letter agreement (the "Forest Hill Agreement") with the Forest Hill Parties whereby the Forest Hill Parties agree to return and have cancelled the Forest Hill Shares and Forest Hill Warrants issued pursuant to the October Securities Purchase Agreement, and in consideration thereof, the Company shall credit the Forest Hill Parties $900,000 (pro rata based on their initial investment), which shall be applied towards the purchase of $900,000 of the Securities pursuant to the Securities Purchase Agreement.

                                 SCHEDULE 3.8.1

                         Changes to Financial Condition

The Company expects to report a loss of approximately $18.0 to $19.0 million in the fourth quarter. This amount and the amounts below are preliminary and subject to final audit by the Company's auditors and may vary significantly from the final audited results. Included in this expected loss are the following non-cash adjustments or write-offs relating to the Company's change in strategy as follows (amounts are approximate):

                                                        (000)'s
                                                        -------
Deferred Tax Asset                                      $14,753
Inventory Obsolescence ABC                              $   870
Inventory Obsolescence RSI                              $   560
Royalty Advances ABC                                    $   214
Deferred Member Acquisition Costs                       $   846

In addition the Company will lose substantially all of its Net Operating Loss Carryforwards as result of the Financing and related transactions.

In the first quarter of 2005, the Company will report an additional charge to reflect the write-off of unamortized financing charges related to the repayment of the Company's senior debt.

                                 SCHEDULE 3.8.3

                        Pending Inquiries/Investigations

The Company receives inquiries from time to time from various taxing authorities as to certain filings that may have been required or as to requests for payment in a particular jurisdiction. None of these amounts are material either individually or in the aggregate.

                                 SCHEDULE 3.8.4

                                   Litigation

None.

                                  SCHEDULE 3.11

                             Intellectual Property

Intellectual Property Rights

Attached hereto is a list of all licenses and other agreements under which the Company or any of its subsidiaries has been granted intellectual property.

The Company has an agreement with a publisher under which it made periodic payments for a series of audiobook titles. The agreement provides for the Company to make additional payments of approximately $700,000, some of which is past due which amounts are in dispute. The Company does not believe that it can profitably license the additional titles and is negotiating with the publisher to revise, amend or cancel the agreement. The Company does not believe that canceling the agreement would have a material adverse effect on its business, however it does want to maintain a good relationship with the publisher.

Confidentiality Agreements

To the best of the Company's knowledge, all of the Company's employees (current or former), independent contractors and/or consultants of the Company and its Subsidiaries have executed agreements regarding confidentiality, proprietary information and assignment of inventions and copyrights to the Company or its Subsidiaries (as the case may be), except for independent contractors and/or consultants of the Company that were not given access to material, confidential information of the Company.



Employees as Parties to a Non-Competition Agreement

Jeffrey Dittus, John Levy, Joseph Rosetti and Howard Herrick.

Non-Compliance

As of the Closing Date, certain royalty payments have not been made and there have been no requests for royalty statements or payments in connection therewith. The publishers and other rightsholders have not requested royalty statements or payments. The amounts, all of which are accrued for and reflected in the Company's financial statements.

                                  SCHEDULE 3.12

                         Piggy-Back Registration Rights

The following Persons have the registration rights outlined below:

UNREGISTERED PLAN OPTIONS


       Name                           Registration Rights          Grant Date      Granted
Financial Globe, Inc.                        None                  10/04/2004     100,000*
Financial Globe, Inc.                        None                  10/04/2004     100,000*
Financial Globe, Inc.                        None                  10/04/2004     100,000*
Rubenstein Public Relations,                 Piggyback             09/22/2004     100,000*
Inc.

UNREGISTERED NON-PLAN WARRANTS AND OPTIONS

             Name                      Registration Rights        Grant Date     Granted

Amari, Carl                                  None                  01/03/03        50,000*
Bridges & Pipes,                             Piggyback             10/01/03        25,000*
Bridges & Pipes                              Piggyback             04/01/04        25,000*
Brunella Jacs LLC                            Piggyback             10/01/03        50,000*
Brunella Jacs LLC                            Piggyback             04/01/04        50,000*
Bunzl, Stephen                               Piggyback             10/01/03        50,000*
Bunzl, Stephen                               Piggyback             04/01/04        50,000*
Forest Hill Select Fund, L.P.                Demand                10/11/04       311,000*
Forest Hill Select Fund, L.P.                Demand                12/14/04        39,000*
Forest Hill Select Offshore                  Demand                10/11/04         9,000*
Ltd.
Forest Hill Select Offshore                  Demand                12/14/04         1,000*
Ltd.
Haas, Marvin                                 Piggyback             10/01/03        25,000*
Haas, Marvin                                 Piggyback             04/01/04        25,000*
Herrick                                      Demand                05/25/04     3,029,230
Huntington                                   Demand                10/03/02       250,000
Huntington                                   Demand                10/10/02        37,500
Huntington                                   Demand                11/15/02       140,000
Huntington                                   Demand                05/25/04     8,131,538
Investor Relations Int'l                     None                  11/17/03       150,000*
Isaacs, Michael                              Piggyback             10/01/03        10,000*
Isaacs, Michael                              Piggyback             04/01/04        10,000*
Levin, Dennis                                None                  02/18/03        40,000*
Lone Oak Partners, L.P.                      Demand                10/11/04        80,000*
Lone Oak Partners, L.P.                      Demand                12/14/04        10,000*
MFW Associates                               Piggyback             10/01/03        25,000*
MFW Associates                               Piggyback             04/01/04        25,000*
Rockwood, Inc.                               Piggyback             04/12/04       500,884*
Wittenstein, Myles                           Piggyback             10/01/03        25,000*
Wittenstein, Myles                           Piggyback             04/01/04        25,000*
Zecher, Brian                                Piggyback             10/01/03         6,250*



SERIES B PREFERRED STOCK

             Name                      Registration Rights      Grant Date         Granted
John Levy                                    Piggyback             05/03           25,974*

UNREGISTERED STOCK

             Name                      Registration Rights      Grant Date         Granted

Forest Hill Select Fund, L.P.                Demand                10/13/2004   1,400,000**
Forest Hill Select Offshore                  Demand                10/13/2004      40,000**
Ltd.
Lone Oak Partners, L.P.                      Demand                10/13/2004     360,000**
Forest Hill Select Fund, L.P.                Demand               February-05      92,593*
Forest Hill Select Offshore                  Demand               February-05       2,646*
Ltd.
Lone Oak Partners, L.P.                      Demand               February-05      23,810*
Celebrity Newsletter (Larry                  Piggyback             11/1/2004       25,000*
King)


OTHER


             Name                      Registration Rights                 Granted
Merriman Curhan Ford & Co.                   Piggyback            All the warrants issuable to MCF
                                                                  and Duncan as set forth on
                                                                  Schedule 3.14.*
Duncan Capital, LLC                          Piggyback


* The Company intends to include the shares of Common Stock issuable upon exercise of these options and warrants, as the case may be, in the Registration Statement.

**See footnote 6 of Schedule 3.5.

The holders (and/or their assignees) of registrable securities covered by a currently effective registration statement (to the extent such shares have not been sold) have certain demand and/or "piggy-back" registration rights.

The Company has entered into a registration rights agreement dated the date hereof with Herrick and Huntingdon in which the parties are granted "piggy-back" registration rights and, with respect to the shares of Common Stock issuable to Herrick and Huntingdon upon conversion of the Herrick Notes and Series A Preferred Stock, Herrick and Huntingdon are granted the same automatic registration rights as the Investors under the Registration Rights Agreement and will be included in the Registration Statement. In addition, if the SEC determines that the offering of all or part of the shares reported for Herrick and Huntingdon does not meet the eligibility requirements for filing a Registration Statement on Form S-3, the Company shall file a Registration Statement on Form S-1 or S-2 covering such shares.

The Company has entered into another registration rights agreement dated the date hereof with Herrick and Huntingdon in which the parties are granted "piggy-back" registration rights and, with respect to the shares of Common Stock issuable to Herrick and Huntingdon upon exercise of the warrants held by Herrick and Huntingdon as set forth under Schedule 3.5, Herrick and Huntingdon are granted substantially the same automatic registration rights as the Investors under the Registration Rights Agreement, except that the Company is not required to file this registration statement (the "Second Registration Statement") until 30 days after the effective date of the Registration Statement.

The shares of Common Stock issuable upon conversion or exercise, as the case may be, of the Preferred Stock and Warrants issued to the Forest Hill Parties under the Securities Purchase Agreement shall be included in the Registration Statement. The Forest Hill Parties have registration rights under an existing agreement whereby the Company agreed to file a registration statement covering the securities issued to the Forest Hill Parties to be effective by May 1, 2005. In addition, see Schedule 3.5 regarding the Forest Hill Debt.

On the Closing Date, pursuant to a securities purchase agreement (the "HH Securities Purchase Agreement"), Herrick and/or Huntingdon will sell to certain purchasers (the "Purchasers") 9,090,909 shares of Common Stock (the "HH Shares") at $.55 per share and shall transfer to such Purchasers certain warrants (the "HH Warrants") for each HH Share purchased by such Purchasers (an aggregate of 4,545,455 warrants). The HH Shares and the shares of Common Stock issuable upon exercise of the HH Warrants will be included in the Second Registration Statement.

                                 SCHEDULE 3.14

                                      Fees

Pursuant to that certain letter agreement dated December 17, 2004, as amended on March 21, 2005, and in consideration for certain financial advisory and capital raising services (the "Capital Raising Transaction"), MCF is entitled to receive the following compensation: (i) a cash payment in the amount equal to 7.5% of the Purchase Price, (ii) warrants to purchase that number of shares of Common Stock equal to (a) 7.5% of the Conversion Shares issuable upon conversion of the Preferred Shares issued at the Closing (calculated as if such Preferred Shares were converted on the Closing Date), and (b) 7.5% of the Warrant Shares issuable upon exercise of the Investor Warrants issued at the Closing (calculated as if such Investor Warrants were exercised on the Closing Date), and (iii) if, and to the extent that, the Preferred Warrants are exercised, (A) a cash payment equal to 7.5% of the exercise price of such Preferred Warrants (i.e., 7.5% of the Stated Value of the Preferred Shares issuable upon exercise of the Preferred Warrants) and (B) warrants to purchase that number shares of Common Stock equal to (1) 7.5% of the Conversion Shares issuable upon conversion of the Preferred Shares issued upon such exercise (calculated as if such additional Preferred Shares were converted on the date they are issued) and (2) 7.5% of the shares of Common Stock issuable upon exercise of the Additional Warrants issued upon such exercise (calculated as if such Additional Warrants were exercised on the date they are issued) (collectively, the "MCF Financing Fee"). MCF shall not be entitled to any compensation in connection with any securities issued to the Forest Hill Parties pursuant to the Forest Hill Agreement and Securities Purchase Agreement.

In addition, MCF is entitled to a fee of $175,000 for its services in connection with the sale, pursuant to the HH Securities Purchase Agreement, of common stock and warrants to the Purchasers.

Duncan is entitled to receive from MCF 10% of the MCF Financing Fee when payable to MCF in accordance with the foregoing paragraph.

                                 SCHEDULE 3.16

                                  Key Employees

Joseph Rosetti and Jeffrey Dittus.

                                 SCHEDULE 3.19

                                  Pension Plans

The Company provides a self-directed 401K for employees who wish to participate. The Company does not contribute any money to the plan.

                                 SCHEDULE 3.21

                                    Property

None.

                                 SCHEDULE 3.23

                         Nasdaq Notices; Non-Compliance

Non-Compliance

The Company's Common Stock is currently below the minimum per share requirement ($1.00) for continued listing on the Nasdaq market. See "Nasdaq Notices" below.

The Company expects that upon filing its Form 10-K for the year ended December 31, 2004, it will report shareholders' equity below $10 million.

Nasdaq Notices

The Company received a letter dated March 8, 2005 from Nasdaq Stock Market, Inc. that the Company is not in compliance with the minimum per share requirement ($1.00) for continued listing on the exchange under NASDAQ Marketplace Rules 4310(c)(4). The Company has 180 days to demonstrate compliance by having its stock trade over $1.00 for a minimum of ten consecutive trading days. The Company shall use commercially reasonable efforts to maintain its continued listing on the exchange.

                                 SCHEDULE 3.28

                      Transactions with Interested Persons

As of December 31, 2004, the Company owed to Herrick and his affiliates $314,910 for reimbursement of expenses and services. On April 28, 2004, in connection with the agreements described below, the Company agreed to repay approximately $639,000 as follows: (i) $40,500 per month on the first of each month from May 2004 through and including July 2005 and (ii) $31,410 on August 1, 2005.

The Company and The Herrick Company, Inc. share an umbrella insurance policy (the "Insurance Policy") with a limit of $20 million of coverage. Pursuant to the terms of the Herrick/Huntingdon Agreement, on or before the expiration of the Insurance Policy, the Company shall use commercially reasonable efforts to enter into a new umbrella insurance policy whereby the Company shall be the sole insured party.

The Company has issued to Herrick and Huntingdon notes, preferred stock and warrants set forth on Schedule 3.5.

On November 15, 2002, the Company entered into an indemnification agreement with Herrick pursuant to which, the Company agreed to indemnify Herrick to the maximum extent permitted by the corporate laws of the State of Florida or, if more favorable, Articles of Incorporation and By-Laws in effect at the time the agreement was executed, against all claims (as defined in the agreement) arising from or out of or related to Herrick's services as an officer, director, employee, consultant or agent of the Company or any subsidiary or in any other capacity.

On November 15, 2002, the Company entered into an agreement with Herrick pursuant to which Herrick agreed to resign as Chairman upon the lenders under the senior credit facility consent to such resignation or the Company's repayment of the facility as to permit Carl Wolf to become Chairman. As consideration, Herrick was given the right to nominate up to four members of the Board of Directors of the Company and the Company agreed not to increase the number of directors to more than seven members without Herrick's consent.

On May 7, 2003, the Company sold 3,350 shares of a newly created Series B Stock with a liquidation preference of $100 per share for $335,000. Of the total sold, 200 shares ($20,000) were purchased by John Levy, Executive Vice President and Chief Financial Officer of the Company. Under a subscription agreement, certain "piggy-back" registration rights were granted.

On April 28, 2004, the Company entered into a new credit agreement. Herrick, Huntingdon and N. Herrick Irrevocable ABC Trust (the "Trust"), of which Herrick was the beneficiary, consented to the new credit agreement and the other transactions described above and entered into a subordination agreement with Zohar. The new credit agreement required the aggregate amount of principal and interest owed by the Company to Herrick, Huntingdon and the Trust be reduced to $6,800,000 ("Permissible Debt") by June 1, 2004, and that the Permissible Debt be further reduced by up to an additional $1,800,000 if the Company does not raise at least $2,000,000 in additional equity in each of the two calendar years following the execution of the new credit agreement.

Pursuant to an agreement dated April 28, 2004, on May 25, 2004, Herrick exchanged accrued and unpaid interest and dividends (including accrued and unpaid interest distributed by the Trust to Herrick) owed to Herrick aggregating $1,181,419 into (i) 11,814 shares of Series C Convertible Preferred Stock with a liquidation preference of $100 per share convertible into an aggregate of 1,514,615 shares of Common Stock at an effective conversion price of $0.78, and
(ii) warrants to purchase 3,029,230 shares of Common Stock. The warrants are exercisable until April 28, 2014 at an exercise price of $0.53.

Pursuant to an  agreement  dated April 28,  2004,  on May 25,  2004,  Huntingdon exchanged the principal of the $500,000 principal amount note, $1,000,000 principal amount note, $150,000 principal amount note and $350,000 principal amount note held by Huntingdon, plus accrued and unpaid interest owed to Huntingdon aggregating $1,171,278 into (i) 31,713 shares of Series C Convertible Preferred Stock convertible into an aggregate of 4,065,768 shares of Common Stock at an effective conversion price of $0.78, and (ii) warrants to purchase an aggregate of 8,131,538 shares of Common Stock. The warrants are exercisable until April 28, 2014 at an exercise price of $0.53. If the amount of the Permissible Debt is required to be reduced due to the Company's failure to raise the requisite additional equity, such reduction will automatically occur by the exchange of Permissible Debt held by Huntingdon for additional shares of Series C Convertible Preferred Stock in an aggregate liquidation preference equal to the amount of debt exchanged and warrants to purchase a number of shares of Common Stock equal to two times the number of shares of Common Stock issuable upon conversion of the Series C Convertible Preferred Stock.

Herrick and Huntingdon agreed not to demand repayment of their debt until the earlier of (i) the repayment of the New Credit Agreement or (ii) June 28, 2007. The remaining promissory notes held by Herrick, Huntingdon and the Trust are guaranteed by certain subsidiaries of the Company and secured by a lien on the assets of the Company and certain subsidiaries of the Company.

In connection with an agreement to terminate and a consulting termination agreement, the non-competition and nondisclosure covenants of the XNH Consulting Services, Inc. consulting agreement were extended until December 31, 2006.

See the Herrick/Huntingdon Agreement and the exhibits thereto described in footnotes 2 and 3.

The Company, Herrick and Huntingdon shall enter into a voting agreement whereby each shall authorize the chairman and/or president of the Company to vote their voting securities pursuant to the terms set forth in Section 5.1.13 of the Asset Purchase Agreement.

The Company has entered into a registration rights agreement dated the date hereof with Herrick and Huntingdon in which the parties are granted "piggy-back" registration rights and, with respect to the shares of Common Stock issuable to Herrick and Huntingdon upon conversion of the Herrick Notes and Series A Preferred Stock, Herrick and Huntingdon are granted the same automatic registration rights as the Investors under the Registration Rights Agreement.

The Company has entered into another registration rights agreement dated the date hereof with Herrick and Huntingdon in which the parties are granted "piggy-back" registration rights and, with respect to the shares of Common Stock issuable to Herrick and Huntingdon upon exercise of the warrants held by Herrick and Huntingdon as set forth under Schedule 3.5, Herrick and Huntingdon are granted substantially the same automatic registration rights as the Investors under the Registration Rights Agreement, except that the Company is required to file the Second Registration Statement.

On the Closing Date, the Company shall become a party to the HH Securities Purchase Agreement and shall deliver an acknowledgment letter to the Purchasers whereby the Company shall acknowledge that the Purchasers are the new holders of the HH Shares and HH Warrants and shall be entitled to all the registration rights associated therewith.

See the October Securities Purchase Agreement, the February Letter Agreement and Forest Hill Agreement set forth in Schedule 3.5.

                                 SCHEDULE 3.29

                              Customers; Suppliers

Fulfillment Agreement with Bookspan expires April 2005 and the Company is negotiating to extend such agreement to continue on a month-to-month basis. In addition, the Company is exploring other options.

See Schedule 3.11 regarding non-compliance.

                                  SCHEDULE 4.4

                                 Use of Proceeds

The Company shall use proceeds to:

o     Make payment under the Premier Agreement (See Schedule 3.5);

o Repay principal and accrued interest on the Senior Notes issued to Zohar (See Schedule 3.5 and footnote 7);

o (i) Redeem (A) the balance of Herrick's Series A Preferred Stock, (B) all of Herrick's Series C Preferred Stock, and (C) all of Huntingdon's Series C Preferred Stock, (ii) pay all accrued but unpaid interest on certain notes issued to Huntingdon which were previously canceled, (iii) pay all accrued but unpaid interest on the Herrick Notes as of the Closing Date immediately upon conversion, (iv) pay all accrued but unpaid interest on the Huntingdon Notes as of the Closing Date immediately upon conversion, and (v) pay all accrued but unpaid dividends on the Remaining Series A Preferred Stock and the Series C Preferred Stock as of the Closing Date, in cash to Herrick and Huntingdon, as applicable, on the Closing Date9 (See Schedule 3.5 and footnotes 2, 3 and 4);

o     Pay MCF the MCF Financing Fee;

o Pay MCF a fee of $175,000 for its services in connection with the sale, pursuant to the HH Securities Purchase Agreement, of common stock and warrants to the Purchasers;

o Pay legal fees of Investors' counsel, Duval & Stachenfeld LLP, up to $55,000; and

o     Pay the Company's legal fees and other expenses related to the Financing.

The Company will use the remaining funds for general working capital purposes.




-------------------------
9 Pursuant to the terms of the Herrick/Huntingdon Agreement, Herrick and Huntingdon, as applicable, have waived their rights to all dividends accruing on the Remaining Series A Preferred Stock and Series C Preferred Stock subsequent to the Closing Date.

                                 SCHEDULE 5.1.11

                 Convertible Subordinated Notes Being Converted

                       Principal                              Conversion    Shares Issuable Upon
Holder                   Amount          Issue Date              Price           Conversion
------                 ---------         ----------           ----------    --------------------
Herrick                $1,984,250     December 31, 1998     $   0.56            3,543,303

Herrick                $  500,000     December 31, 2002     $   0.56              892,857

Huntingdon             $  800,000     April 30, 2000        $   0.56            1,428,571

Huntingdon             $2,500,000     April 30, 2000        $   0.56            4,464,285


              Convertible Series A Preferred Stock Being Converted

             Holder            Series    Conversion Price       Stated Capital
             ------            ------    ----------------       --------------
             Herrick              A           $0.56              $1,068,400

                                 SCHEDULE 5.1.12

              Series A and Series C Preferred Stock Being Redeemed

                                            Conversion
             Holder            Series         Price             Stated Capital
             ------            ------       ----------          --------------
             Herrick               A           $0.56             $1,431,600
             Herrick               C           $0.78             $1,181,419
             Huntingdon            C           $0.78             $3,171,278

                                    EXHIBIT A

                              ARTICLES OF AMENDMENT

See Exhibit No. 3.1.

                                    EXHIBIT B

                                 FORM OF WARRANT

See Exhibit No. 10.2.

                                    EXHIBIT C

                            FORM OF PREFERRED WARRANT

See Exhibit No. 10.3.

                                    EXHIBIT D

         FORM OF WARRANT TO SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC

See Exhibit No. 10.4.

                                   EXHIBIT E-1

                          REGISTRATION RIGHTS AGREEMENT

See Exhibit No. 4.1.

                                   EXHIBIT E-2

                      GOLDMAN REGISTRATION RIGHTS AGREEMENT

See Exhibit No. 4.2.

                                    EXHIBIT F

                            INVESTOR ESCROW AGREEMENT

                        PRIVATE OFFERING ESCROW AGREEMENT

      THIS  ESCROW  AGREEMENT,   dated  as  of  March  21,  2005  (this  "ESCROW
AGREEMENT"), is entered into by and between MediaBay, Inc. (the "COMPANY") and Wells Fargo Bank, National Association (the "ESCROW AGENT").

      WHEREAS, the Company intends to issue and sell, and each of the entities listed on Exhibit A hereto (each, an "INVESTOR" and collectively, the "INVESTORS") intends to purchase, certain securities of the Company (the "SECURITIES") pursuant to a Securities Purchase Agreement by and among the Company and each of the Investors, a copy of which is attached hereto as Exhibit B (the "SECURITIES PURCHASE AGREEMENT");

      WHEREAS, it has been determined that, pending the Closing under (and as defined in) the Securities Purchase Agreement, each Investor will deposit with the Escrow Agent the amount, as set forth opposite such Investor's name on Exhibit A hereto, to be paid by such Investor in respect of the Purchase Price payable by such Investor under (and as defined in) the Securities Purchase Agreement, such amount to be held and released in accordance with the terms of this Escrow Agreement; and

      WHEREAS, the Escrow Agent is willing to accept appointment as Escrow Agent solely for the expressed duties, terms and conditions outlined herein.

      NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. PROCEEDS TO BE HELD IN ESCROW. All such funds received from Investors by the Escrow Agent ("INVESTOR FUNDS") shall be retained in a separate account by the Escrow Agent (the "ESCROW ACCOUNT") and invested as stated herein. Each Investor that deposits funds with the Escrow Agent in accordance herewith is referred to herein as a "PURCHASER". The Investor Funds, together with all earnings thereon, are referred to herein as the "ESCROW AMOUNT". All Investor Funds so deposited shall remain the property of the respective Purchasers depositing such Investor Funds and shall not be subject to any liens or charges by the Company or the Escrow Agent, or judgments or creditors' claims against the Company, unless and until such Investor Funds are released to the Company as hereinafter provided. As and when the Escrow Agent receives Investor Funds, the Escrow Agent shall notify the Company of the amount of Investors Funds received and from whom such Investor Funds have been received.

      2. INVESTOR INFORMATION. The amount to be deposited with the Escrow Agent by each Investor, together with each such Investor's address and tax identification number (if applicable), is set forth on Exhibit A hereto. The Escrow Agent will not use the information provided to it by the Company and the Investors for any purpose other than to fulfill its obligations as Escrow Agent. The Company and the Escrow Agent will treat all Investor information as confidential.

      3. DISBURSEMENT OF FUNDS.

                  (a) If:

                           (x) Investors have deposited with the Escrow Agent, in the aggregate, not less than $35,000,000; and

                           (y) the Escrow Agent has received an Authorization to Disburse Funds, in substantially the form attached hereto as Exhibit C (the "AUTHORIZATION"), executed
                                    (which   execution   may   be  in   separate
                                    counterparts   and  may  be  transmitted  by
                                    facsimile) by (i) the Company and (ii) by each Purchaser;

then, upon the satisfaction of such conditions, the Escrow Agent shall promptly pay out and deliver the Escrow Amount in accordance with the instructions set forth on the Authorization (the "ESCROW Release"). Upon the satisfaction of the conditions set forth in clauses (x) and (y) above, (i) the Closing under the Securities Purchase Agreement shall occur, (ii) each Purchaser shall, for purposes of the Securities Purchase Agreement and for all other purposes, be deemed to have delivered to the Company the Purchase Price payable by such Purchaser under the Securities Purchase Agreement and (iii) the Company shall forthwith (and in any event not later than the close of business on the Closing
Date) deliver to each Purchaser all certificates representing the Securities purchased by such Purchaser under the Securities Purchase Agreement. For the avoidance of doubt, no portion of the Escrow Amount shall be released pursuant to this Section 3(a) unless and until the conditions set forth in clauses (x) and (y) above have been satisfied.

            (b) In the event that, for any reason whatsoever (and irrespective of fault), the Escrow Release has not occurred on or prior to March 23, 2005 (the "TERMINATION DATE"), then, not later than the close of business on the next following business day (which for purposes hereof shall mean a date on which the Escrow Agent is open for business), the Escrow Agent shall release, pay over and return to each Purchaser, by wire transfer in accordance with wire transfer instructions provided in writing to the Escrow Agent by such Purchaser, without charge or deduction, an amount equal to the sum of (i) the amount of the Investor Funds previously delivered to the Escrow Agent hereunder plus (ii) the amount of any interest or other amount earned on such amount (such release of funds in accordance with this Section 3(b) being an "ESCROW TERMINATION").

      4. DUTY AND LIABILITY OF THE ESCROW AGENT. The sole duty of the Escrow Agent, other than as herein specified, shall be to receive the Escrow Amount and hold them subject to release in accordance herewith, and the Escrow Agent shall be under no duty to determine whether the Company or any Investor is complying with requirements of the Securities Purchase Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement. The Escrow Agent may conclusively rely upon and shall be protected in acting upon any statement, certificate, notice, request, consent, order or other document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall have no duty or liability to verify any such statement, certificate, notice, request, consent, order or other document, and its sole responsibility shall be to act only as expressly set forth in this Escrow Agreement. The Escrow Agent shall be under no obligation to institute or defend any action, suit or proceeding in connection with this Escrow Agreement unless first indemnified to its satisfaction. The Escrow Agent may consult counsel of its own choice in respect of any question arising under this Escrow Agreement and the Escrow Agent shall not be liable for any action taken or omitted in good faith upon advice of such counsel.

      5. ESCROW AGENT'S FEE. The Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit D, which compensation shall be paid by the Company. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent's services as contemplated by this Escrow Agreement; provided, however, that in the event that the Escrow Agent renders any material service not contemplated by this Escrow Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Escrow Agreement or the subject matter hereof, then the Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorney's fees, occasioned by any delay, controversy, litigation or event, and the same shall be recoverable solely from the Company.

      6. INVESTMENT OF PROCEEDS. The Escrow Amount shall be credited by the Escrow Agent and recorded in the Escrow Account. Such funds will be invested in the Wells Fargo Prime Investment Money Market Fund. Any interest received by the Escrow Agent with respect to the Escrow Amount shall become part of the Escrow Amount and shall be disbursed (i) in the event of the Escrow Release in accordance with Section 3(a) hereof, to the Company, or (ii) in the event of an Escrow Termination in accordance with Section 3(b) hereof, to the Purchasers, pro rata in proportion to the amount of Investor Funds deposited with the Escrow Agent by each Purchaser.

      7. TAX MATTERS.

            (a) The parties agree that, for tax reporting purposes, all interest or other taxable income earned on the Escrow Amount in any tax year shall be taxable to party or parties receiving such interest or other income in accordance with Section 6 hereof. On or prior to the payment of any such interest or other income, the parties to whom such interest or other income is to be paid shall provide Escrow Agent with certified tax identification numbers by furnishing appropriate IRS forms W-9 or W-8 and other forms and documents that Escrow Agent may reasonably request. The parties hereto understand that, if such tax reporting documentation is not so certified to Escrow Agent, Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, to withhold a portion of any interest or other income earned on the Escrow Amount pursuant to this Escrow Agreement.

            (b) To the extent that Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of Escrow Amount held or payments made hereunder, Escrow Agent shall satisfy such liability to the extent possible from the Escrow Amount. The Company agrees to indemnify and hold Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses that may be assessed against Escrow Agent on or with respect to any payment or other activities under this Escrow Agreement unless any such tax, addition for late payment, interest, penalties and other expenses shall arise out of or be caused by the actions of, or failure to act, by Escrow Agent.

      8. NOTICES. All notices, requests, demands, and other communications under this Escrow Agreement, shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the party to whom notice is to be given, (b) on the day of transmission if sent by facsimile/email transmission to the facsimile number/email address given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission, or (c) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service, to the parties as follows:

         If to the Company:

         MediaBay, Inc.
         2 Ridgedale Avenue
         Cedar Knolls, NJ 07927
         Attn: Jeffrey Dittus, Chief Executive Officer
         Phone: (973) 539-9528
         Fax: (973) 539-1273

         If to Escrow Agent:

         Wells Fargo Bank, National Association
         Corporate Trust Services
         707 Wiltshire Blvd., 17th Floor
         Los Angeles, CA  90017
         Attention: Regina Vergara
         Telephone:        (213) 614-3352
         Facsimile:        (213) 614-3355

and if to any Purchaser, to such address for such Purchaser as appears on Exhibit A hereto or as shall be designated by such Purchaser in writing to the Escrow Agent. Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

      9. INDEMNIFICATION OF ESCROW AGENT. The Company hereby indemnifies and holds harmless the Escrow Agent from and against, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees, which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates unless such action, claim or proceeding is the result of the willful misconduct or gross negligence of the Escrow Agent.

      10. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Escrow Agreement, no party hereto shall assign this Escrow Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect. This Escrow Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

      11. THIRD PARTY BENEFICIARIES. Each Purchaser is an intended third party beneficiary of this Escrow Agreement and of each of the provisions hereof, and the parties hereto agree that each Purchaser may enforce this Escrow Agreement, and each of the provisions hereof, to the same extent as if such Purchaser were a party hereto.

      12. GOVERNING LAW; JURISDICTION. This Escrow Agreement shall be construed, performed, and enforced in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflicts of laws thereof that would result in the application of the laws of any other jurisdiction.

      13. SEVERABILITY. In the event that any part of this Escrow Agreement is declared by any court or other judicial or administrative body to be null, void, or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Escrow Agreement shall remain in full force and effect.

      14. AMENDMENTS; WAIVERS. This Escrow Agreement may be amended or modified, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived, only by a written instrument executed by each of the parties hereto and consented to by each Purchaser, or in the case of a waiver, by the party or Purchaser waiving compliance. Any waiver by any party or Purchaser of any condition, or of the breach of any provision, term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall not be deemed to be nor construed as further or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation, or warranty of this Escrow Agreement.

      15. ENTIRE AGREEMENT. This Escrow Agreement contains the entire understanding among the parties hereto with respect to the escrow contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such escrow.

      16. SECTION HEADINGS. The section headings in this Escrow Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Escrow Agreement.

      17. COUNTERPARTS. This Escrow Agreement may be executed in counterparts, and by facsimile transmission, and each counterpart shall be deemed an original, but all of which counterparts together shall constitute the same instrument.

      18. RESIGNATION. Escrow Agent may resign upon 30 days advance written notice to the parties hereto. If a successor Escrow Agent is not appointed within the 30-day period following such notice, Escrow Agent may petition any court of competent jurisdiction to name a successor Escrow Agent or interplead the Investor Amount with such court, whereupon Escrow Agent's duties hereunder shall terminate.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the day and year first set forth above.

MEDIABAY, INC.


By:      __________________________
         Name:
         Title:

Wells Fargo Bank, National Association, as Escrow Agent

By:
   --------------------------------------------------
Its:
    -------------------------------------------------

                                    EXHIBIT A

4. List of Investors


                  Name & Address of Investor                               Tax                      Investor  Funds
                  --------------------------                               ----                     ---------------
                                                                           ID                       Amount
                                                                           ---                      ------
                                                                           Number
                                                                           ------
                  Satellite      Strategic      Finance                                             $ 4,316,000.00
                  Associates, LLC
                  c/o Satellite Advisors, L.L.C.
                  623 Fifth Avenue, 20th Floor
                  New York, New York 10022
                  Fax:     212-209-2021

                  Satellite      Strategic      Finance                                             $10,684,000.00
                  Partners, Ltd.
                  c/o Satellite Advisors, L.L.C.
                  623 Fifth Avenue, 20th Floor
                  New York, New York 10022
                           Fax:     212-209-2021

                  CCM Master Qualified Fund, Ltd.                                                   $10,000,000.00
         c/o Coghill Capital



                  Radcliffe SPC. Ltd.                                                               $ 4,000,000.00
         c/o RG Capital Management, L.P.
         3 Bala Plaza - East, Suite 501
         Bala Cynwyd, PA  19004
         Attn: Gerald F. Stahlecker

         Fax:  610-617-0580

                  Goldman, Sachs & Co.                                                              $ 3,000,000.00
         One New York Plaza
         New York, NY  10004
         Fax:  212-428-3505

                  Discovery Management Ltd.                                                         $ 2,000,000.00
         c/o Palisades Master Fund, L.P.






                  Forest Hill Select Fund, L.P.                                                     $1,325,000.0010
                  Forest Hill Select Offshore, Ltd.                                                 $    270,000.00*
                  Lone Oak Partners L.P.                                                            $    305,000.00*
         100 Morgan Keegan Drive, Suite 430
         Little Rock, AR  72202
         Attn:  J.P. Brizzolara

         Fax:  501-666-4492





-------------------------------
10 Aggregate cash amount for Forest Hill Select Fund, L.P., Forest Hill Select Offshore, Ltd. and Lone Oak Partners is $1,000,000.00; remaining $900,000.00 being invested by these entities being paid in non-cash consideration.

                                    EXHIBIT G

                          FOREST HILL LETTER AGREEMENT

See Exhibit No. 10.10.

                                    EXHIBIT H

                           FORM OF OPINION OF COUNSEL

                                                              March ___, 2005


To the Investors set forth
on the Signature Pages to the Securities
Purchase Agreement
(as defined below)


                           Re:      MediaBay, Inc.

Ladies and Gentlemen:

      We are securities counsel to MediaBay, Inc. (the "Company"), and are rendering this opinion on behalf of the Company, in connection with the private offering of (a) 35,900 shares ("Offering Shares") of Series D Convertible Preferred Stock, no par value ("Series D Preferred Stock"), (b) 32,636,364 five-year common stock purchase warrants ("Offering Warrants") and (c) warrants (the "Over-Allotment Warrants") exercisable for a limited time, to purchase (i) up to 8,975 additional shares of Series D Preferred Stock ("Additional Shares" and, together with the Offering Shares, the "Preferred Shares") and (ii) 8,159,091 additional warrants identical to the Offering Warrants ("Additional Warrants" and, together with the Offering Warrants, the "Warrants"), pursuant to the terms and subject to the conditions set forth in the Securities Purchase Agreement dated the date hereof (the "Purchase Agreement") between the Company and each of the investors signatory thereto (the "Investors"). All capitalized terms used in this letter and not otherwise defined herein have the meanings ascribed to them in the Purchase Agreement.

      As a basis for rendering the opinion contained herein, we have examined the Purchase Agreement, the Offering Warrants, the Registration Rights Agreement, the Over-Allotment Warrants, the Escrow Agreement, the Proxy, and the agreements of the Key Employees delivered pursuant to Section 5.1.4 of the Purchase Agreement (the "Key Employee Lock-Up Agreement") (collectively, the "Transaction Documents"). We have also examined originals, or copies, certified or otherwise identified to our satisfaction, of (i) the Certificate of Incorporation, as amended, of the Company (the "Certificate"); (ii) the By-Laws, as amended, of the Company (the "By-Laws"); (iii) minutes of certain meetings and/or unanimous consents of the Board of Directors of the Company; (iv) Consent of the Majority Shareholders to Action taken in Lieu of a Meeting dated March _____, 2005 (the "Stockholder Consent") and (v) Good Standing Certificate of the Company for the State of Florida dated March ___, 2005, without having undertaken any independent investigation to determine the existence or absence of the factual conditions or circumstances set forth therein. In such examination, we have assumed the authenticity of all documents submitted to us as originals, the conformity with originals of all documents submitted to us as certified copies or otherwise satisfactorily identified as true and correct copies of originals and the correctness of all statements of fact contained therein. With respect to such examination, we have also assumed (i) the due organization, valid existence and good standing of each party (other than the Company) to each of the instruments, documents and agreements referred to herein; (ii) the full corporate and other power and authority of each party (other than the Company with respect to the Transaction Documents) to execute each of the instruments, documents and agreements referred to herein; (iii) the legality, validity, enforceability and binding nature of the respective obligations of each party (other than (i) the Company with respect to the
Transaction Documents and the Controlling Stockholders with respect to the Stockholder Consent) to each of the instruments, documents and agreements referred to herein; and (iv) the due authorization, execution and delivery of each of the instruments, documents and agreements referred to herein by each party thereto (other than the Company with respect to the Transaction Documents). We have relied, to the extent we deemed proper, as to factual matters, upon certificates of appropriate state and local officials and executives of the Company, upon representations of representatives of the Company and upon the factual matters set forth in or otherwise supporting or underlying the representations, warranties, covenants and agreements of the Company and Investors contained in the Transaction Documents. We have not independently investigated or verified the facts represented in such agreements or certificates, and do not opine as to the accuracy of any such facts.

      Our opinions are limited solely to matters governed by the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") the laws of the State of New York and the Florida Business Corporation Act. In addition, without limiting the generality of the foregoing, no opinion is rendered herein with respect to (i) whether a federal or state court within or outside of New York would give effect to any New York law provision in the Transaction Documents; or (ii) the effect of applicable laws and court decisions which may hereafter be enacted, promulgated or made and which may limit or render unenforceable certain rights and remedies under the Transaction Documents; or (iii) any provisions contained in the Transaction Documents in which the parties agree to agree or cooperate, with respect to any matter, at some time in the future.

      Please be advised that with respect to statements made in the following opinion that are modified by phrases such as "to our knowledge," "known to us," "we know of" or similar language, such phrases are intended to indicate that during the course of our representation of the Company in connection with the transactions contemplated by the Purchase Agreement, no information has come to the attention of the attorneys of this firm who are currently providing substantive attention to Company matters to give such attorneys actual knowledge of factual conditions or circumstances that are contrary to the statements set forth therein, but that we have not undertaken any independent investigation to determine the existence or absence of such factual conditions or circumstances. Without limited the generality of the foregoing, in connection with our opinions below, we have not performed any litigation, lien, judgment, tax, UCC or similar searches with respect to the Company. No inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinion set forth below.

      With respect to paragraph 2 below, we express no opinion as to (i) limitations resulting from applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or transfer and other laws or equitable principles (whether applied in a proceeding at law or in equity) relating to or affecting any rights, powers, preferences, remedies or interests of creditors generally; (ii) the availability of equitable remedies, including, without limitation, specific performance or injunctive relief; (iii) Federal and state laws or public policies relating to the enforceability of the indemnification, contribution and hold harmless provisions contained in the Transaction Documents; (iv) the acceleration of any obligations or other exercise of rights or remedies upon the occurrence of a technical or non-material breach or violation or notwithstanding any course of conduct, action or dealing on any Investor's part; (v) provisions which purport to establish evidentiary standards or render ineffective any waiver or modification not in writing; (vi) liability limitations with respect to third parties or liquidated damages; (vii) provisions imposing penalties, forfeitures, legal costs or late payment charges upon delinquency in payment or the occurrence of a default; (viii) provisions allowing the institution of judicial or nonjudicial proceedings or the exercise of any other rights, without notice to the person or entity against whom enforcement is sought; (ix) provisions implying that a person or entity may act in any manner that is not commercially reasonable where absolute discretion is reserved; (x) provisions relating to payment of costs of indemnity, court costs, attorneys' fees and expenses which may be chargeable or recoverable in any judicial proceedings in excess of those which are actually incurred and would be reasonable; (xi) provisions which may be limited by rules or principles of equity or public policy affecting enforcement including (without limitation) those pertaining to good faith, fair dealing, diligence, reasonableness, unconscionability, impossibility of performance or other cure, surety rights or defenses, waiver, laches, estoppel or judicial deference and
(xii) any provisions contained in the Transaction Documents in which the parties agree to agree or cooperate, with respect to any matter, at some time in the future.

      As you are  aware,  the  Company's  Common  Stock is listed on the  Nasdaq
National Market System ("NMS"), and Rule 4350(i) of the Rules of the Nasdaq Stock Market, Inc. ("Nasdaq") require, among other things, an issuer listed on NMS to (i) obtain shareholder approval in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock, and (ii) submit a notification form for listing of additional shares in connection with a transaction involving the issuance or potential issuance of 10% or more of the voting power outstanding before the issuance at least 15 days before such issuance. Upon conversion of the Preferred Shares and/or exercise of the Warrants, the number of underlying shares underlying such Preferred Shares and/or Warrants (i) exceeds the threshold for which Nasdaq requires shareholder approval, (ii) exceeds the Company's authorized Common Stock, and (iii) solely for purpose of applicable Nasdaq regulations and listing requirements, may result in a change of control of the Company under Rule 4350(i)(1)(B) of the Nasdaq Rules. While the Company has obtain shareholder approval with respect to issuing shares of Common Stock in connection with the transactions contemplated by the Transaction Documents and to increase authorized Common Stock from 150,000,000 to 300,000,000 (the "Shareholder Approval"), the Company may not issue shares in excess of the Cap Amount or file the Articles of Amendment with the Department of State of the State of Florida until it satisfies certain information requirements to the shareholders of the Company not party to the Shareholder Consent, under Section 607.0704 of the Florida Business Corporation

Act (the "Florida Act") and Regulation 14C of the Exchange Act. In addition, the Company has not submitted a notification form for listing of additional shares in connection with this transaction. After the Articles of Amendment are filed with the Department of State of the State of Florida, the Company will be authorized to issue up to 300,000,000 shares of Common Stock. Because the Articles of Amendment and Warrants provide for certain anti-dilution protection and the potential to reset the conversion price of the Preferred Series and exercise price of the Warrants the Company may become obligated to issue a number of shares of Common Stock in connection with the Transaction Documents in excess of the difference between the 300,000,000 authorized shares and the number of shares outstanding and reserved for issuance (the "Authorized Amount"). Our opinion below is qualified in its entirety by, and subject to, the foregoing.

      The term "Material Agreements" means each document filed as an item 10 exhibits to the Company's Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004. No opinion is given as to whether the Material Agreements are the only agreements material to the Company.

      Based upon and subject to the foregoing, and subject to the further qualifications set forth below, we are of the opinion that:

            1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Florida. The Company has the requisite corporate power and authority necessary to own or hold its properties and to conduct its business as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended September 30, 2004.

            2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue Series D Preferred Stock, (ii) the Warrants, (iii) the shares of Common Stock issuable upon conversion of the Preferred Shares (the "Conversion Shares") (other than the issuance of Common Stock in excess of the Authorized Amount) and
(iv) the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") (other than the issuance of Common Stock in excess of the Authorized Amount). The Shareholder Approval constitutes a valid corporate action by the Company's shareholders to approve the matters covered thereby pursuant to Section 607.0704 of the Florida Act and for the Company to file the Articles of Amendment with the Department of State of the State of Florida and issue shares of Common Stock up to the Authorized Amount. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby (other than the issuance of Common
Stock in excess of the Authorized Amount) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of the Transaction Documents has been duly executed and delivered by the Company and the certificates representing the Offering Shares, and the Additional Shares upon their issuance, and Offering Warrants, and Additional Warrants upon their issuance, have been, and will be in the case of the Additional Shares and Additional Warrants, duly executed, issued and delivered by the Company. Each of the Transaction Documents constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

            3. The execution, delivery and performance of the Transaction Documents by the Company and the consummation of the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares, do not (i) result in a violation of the Company's Articles of Incorporation By-Laws; or (ii) result in a violation of any federal or state law, rule or regulation as to which an attorney practicing in New York applying reasonable diligence would recognize as applicable to the Company and the transactions contemplated by the Agreements, except for such violations, conflicts or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

            4. The authorized capital stock of the Company consists of an aggregate of 150,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, no par value. Upon the Shareholder Consent becoming effecting in accordance with Regulation 14C of the Exchange Act and the filing by the Company of Articles of Amendment to its Articles of Incorporation with the Department of State of the State of Florida reflecting the increase in authorized capital set forth in the Shareholder Consent, the authorized common stock of the Company will be increased to 300,000,000 shares of Common Stock.

            5. The Conversion Shares and Warrant Shares have been duly reserved for issuance from the authorized but unissued Common Stock of the Company (other than the issuance of shares of Common Stock in excess of the Authorized Amount). When issued, the Conversion Shares and Warrant Shares will be validly issued, fully paid and nonassessable, and free of any liens, encumbrances and preemptive or similar rights contained in the company's Articles or By-Laws or, in any Material Agreement to which the Company is party.

            6. Assuming (i) the accuracy of the representations of the Company and the Investors in the Transaction Documents, (ii) that the Company has complied in all material respects with the requirements of Section 4(2) of the Securities Act (and the provisions of Regulation D promulgated thereunder), and
(iii) that the Company is not disqualified under Rule 507 of the Securities Act from using the exemption available under Rule 506 under the Securities Act, the issuance and sale of the Preferred Shares and Warrants by the Company to the Investors in accordance with the terms of the Purchase Agreement will be exempt from the registration requirements of the Securities Act, subject to timely filing of a Form D pursuant to Regulation D promulgated under the Securities Act.

            7. To our knowledge, except as set forth in the Schedules to the Purchase Agreement, there is no demand, suit, action, claim, assessment, proceeding or investigation, pending or threatened in writing, (i) which could reasonably be expected to have a Material Adverse Effect on the Company, or (ii) challenges or may have the effect of preventing, delaying, making illegal, or otherwise interfering with the transactions contemplated by the Purchase Agreement.

      Our opinion is limited to the matters expressly stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein. This opinion is based upon the state of the law and factual situations known to us as of the date of this opinion, and we assume no obligation to update or supplement such opinion to reflect any facts or circumstances which may hereafter come to our attention or any change in law which may hereafter occur. We bring to your attention the fact that the opinions set forth in this letter are expressions of professional judgment and not a guaranty of a result.

      This opinion is being delivered to you pursuant to Section 5.1.7 of the Purchase Agreement solely for your benefit and may not be used, circulated, quoted, relied upon, or otherwise referred to in any manner by you for any other purpose or by any other person for any purpose.

                                                     Very truly yours,



                                                     BLANK ROME LLP

                                    EXHIBIT I

                          STOCKHOLDER ESCROW AGREEMENT

                                ESCROW AGREEMENT

      ESCROW AGREEMENT dated as of March 19, 2005, by and among MediaBay, Inc., a Florida corporation (the "COMPANY"), Norton Herrick ("HERRICK"), Huntingdon Corporation, a Delaware corporation ("HUNTINGDON") and Blank Rome LLP, as escrow agent (the "ESCROW AGENT").

                                    RECITALS

      A. The Company, Herrick and Huntingdon are parties to that certain Agreement dated as of March 19, 2005 (the "HERRICK/HUNTINGDON AGREEMENT"), pursuant to which the Company has agreed to (A) redeem from Herrick (i) 14,316 shares Series A Preferred Stock, no par value, for a redemption price of $1,431,600 (the "SERIES A ESCROW FUNDS"), and (ii) 11,814 shares Series C Preferred Stock, no par value, for a redemption price $1,181,400 (together with the Series A Escrow Funds, the "HERRICK ESCROW FUNDS"), and (B) redeem from Huntingdon 31,713 shares of Series C Preferred Stock, no par value, for a redemption price of $3,171,300 (the "HUNTINGDON ESCROW FUNDS", and together with Herrick Escrow Funds, the "ESCROW FUNDS"). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Herrick/Huntingdon Agreement.

      B. Pursuant to the Herrick/Huntingdon Agreement, (i) the Company is required to place into escrow the Escrow Funds, (ii) Herrick is required to place into escrow the Herrick Stock Certificates, which certificates shall have attached to them a stock power endorsed in blank for transfer, and (iii) Huntingdon is required to place into escrow the Huntingdon Stock Certificates, which certificates shall have attached to them a stock power endorsed in blank for transfer, to be held in escrow by the Escrow Agent pursuant to Section 6 of the Herrick/Huntingdon Agreement and the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. Appointment. The Company, Herrick and Huntingdon do hereby appoint and designate the Escrow Agent as escrow agent for the purposes set forth herein, and the Escrow Agent does hereby accept such appointment subject to the terms and conditions set forth herein.

      2. Establishment of Escrow.

            (a) Simultaneously with the execution and delivery hereof, (i) the Company is depositing the Escrow Funds with the Escrow Agent, (ii) Herrick is depositing the Herrick Stock Certificates, which certificates have attached to them a stock power endorsed in blank for transfer, and (iii) Huntingdon is depositing the Huntingdon Stock Certificates, which certificates have attached to them a stock power endorsed in blank for transfer.

            (b) The Escrow Agent is authorized and instructed to invest the Escrow Funds in one or more interest-bearing accounts of the Escrow Agent's choice in one or more banks or financial institutions of having a net worth of at least $100,000,000 each, the terms of which accounts shall provide that withdrawals may be made only by Escrow Agent. Interest earned on the Escrow Funds (the "INTEREST") shall be payable to Herrick and Huntingdon, pro rata base on the amount of Escrow Funds distributed to such party. All Interest or earnings on the Escrow Funds will be chargeable to Herrick and Huntingdon, as applicable, for tax purposes. Escrow Agent will not be responsible for any loss incurred as a result of any deposits or investments made in accordance with this
Section 2(b).

      3. Release from Escrow; Escrow Period. On the Redemption Date and without any further action by the parties hereto, the Escrow Agent shall distribute (A) the Herrick Escrow Funds and Interest thereon to Herrick and the Herrick Stock Certificates to the Company, and (B) the Huntingdon Escrow Funds and Interest thereon to Huntingdon and the Huntingdon Stock Certificates to the Company.

      4. Duties and Responsibilities of the Escrow Agent.

            (a) The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Escrow Agreement and no other or further duties or responsibilities shall be implied. The Escrow Agent shall be under no obligation to refer to any documents between or among the parties related in any way to this Escrow Agreement.

            (b) The Escrow Agent's only obligations hereunder, and the only acts the Escrow Agent shall take hereunder, is to hold in escrow the Escrow Funds (including Interest), the Herrick Stock Certificates and the Huntingdon Stock Certificates (collectively, the "ESCROW ITEMS") and to release the Escrow Items only in accordance with Section 3 of this Agreement. The Escrow Agent may rely and shall be protected in acting upon the written instructions by the Company, Herrick and Huntingdon furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party.

            (c) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that the Escrow Agent's willful misconduct was the cause of any loss to the Company, Herrick or Huntingdon. The Escrow Agent may consult with counsel of its own choice and, at its option, may act as its own counsel in connection herewith.

      5. Indemnification. The Company, Herrick and Huntingdon hereby agree to jointly and severally indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability or expense, arising out of or in connection with this Escrow Agreement and carrying out its duties hereunder, including, without limitation, reasonable attorneys' fees and other costs and expenses of defending itself against any claim of liability, except to the extent such loss, liability or expense is the result of the Escrow Agent's willful misconduct; provided, however, that the foregoing provisions of this Section 5 shall not affect the rights and remedies of the Company, Herrick and Huntingdon as against each other. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

      6. Notices. All notices and communications hereunder shall be in writing and shall be sent by certified or registered mail, return receipt requested, air courier, personal delivery or verified facsimile, as follows:

         If to the Escrow Agent:      Blank Rome LLP
                                      405 Lexington Avenue
                                      New York, New York 10174
                                      Attn:  Robert J. Mittman, Esq.
                                      Facsimile:  (212) 885-5001

         If to the Company:           MediaBay, Inc.
                                      2 Ridgedale Avenue
                                      Cedar Knolls, New Jersey  07962
                                      Attention:  Chief Executive Officer and
                                                  Chief Financial Officer
                                      Telephone:  (973) 539-9528
                                      Facsimile:  (973) 539-1273

         If to Herrick:               Norton Herrick
                                      2 Ridgedale Avenue
                                      Cedar Knolls, New Jersey  07962
                                      Telephone:  (973) 539-1390
                                      Facsimile:  (973) 539-0596

         If to Huntingdon:            Huntingdon Corporation
                                      2 Ridgedale Avenue
                                      Cedar Knolls, New Jersey  07962
                                      Attn:  Norton Herrick
                                      Telephone:  (973) 539-1390
                                      Facsimile:  (973) 539-0596

or to such other address as any of the above may have furnished to the other parties in writing by certified or registered mail, return receipt requested, air courier, personal delivery, or verified facsimile, and any such notice or communication given in the manner specified in this Section 6 shall be deemed to have been duly given on the date received by the recipient party. In the event that the Escrow Agent, in its sole discretion, shall determine that any emergency exists, the Escrow Agent may use such other means of communications, as the Escrow Agent deems advisable.

      7. Amendment. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties to be charged with such waiver, alteration, amendment or supplement.

      8. Binding Agreement. This Escrow Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      9. Counterparts. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      10. Conflict Waiver. The parties hereto acknowledge and agree that the Escrow Agent currently represents and may continue to represent the Company, Herrick and Huntingdon. The parties hereto waive the right to raise any claim of conflict or any claim of a similar nature in connection with such representation.

      11. Governing Law; Jurisdiction. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws and any action brought hereunder shall be brought exclusively in the Federal or state courts located in the State of New York, County of New York. With respect to any action brought hereunder in said courts, each party hereto (a) irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and (b) irrevocably consents to service of process in any manner permitted by applicable law and consents to the jurisdiction of said courts.

                           - SIGNATURE PAGE FOLLOWS -

         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the day and year first above written.

                               MediaBay, Inc.

                               By:
                                   ----------------------------------------
                                   Name:    Jeffrey A. Dittus

                                   Title:   Chief Executive Officer

                               Huntingdon Corporation

                               By:
                                   ----------------------------------------
                                   Name:    Norton Herrick

                                   Title:   President

                               --------------------------------------------
                               NORTON HERRICK


                               ESCROW AGENT:

                               BLANK ROME LLP

                               By:
                                  -------------------------------
                                  Brad L. Shiffman, Partner

                                    EXHIBIT J

                                VOTING AGREEMENT

See Exhibit No. 10.8.

                                    EXHIBIT K

                          REGISTRATION RIGHTS AGREEMENT

See Exhibit Nos. 4.3 and 4.4.

                                    EXHIBIT L

                          BOARD MEMBER LETTER AGREEMENT

See Exhibit No. 10.11.